As filed with the Securities and Exchange Commission on
                                 March 25, 1998

                                                      Registration Nos. 33-97984
                                                                        811-9108

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                         PRE-EFFECTIVE AMENDMENT NO. __                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [ ]
                                 AMENDMENT NO. 6                            [X]

                                 --------------
                             THE LIPPER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                               New York, NY 10178
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 883-6333

                                ABRAHAM BIDERMAN
                             THE LIPPER FUNDS, INC.
                                 101 Park Avenue
                               New York, NY 10178
                     (Name and Address of Agent for Service)
                                 --------------
                                   Copies to:
                              James J. Burns, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017

                                 --------------


                It is proposed that this filing become effective:
                       (check appropriate box)
                |X| immediately upon filing pursuant to Paragraph (b) |_| on (date) pursuant to Paragraph (b)
                |_| 60 days after filing pursuant to Paragraph (a) (1) |_| 75 days after filing to paragraph (a) (1)
                |_| on (date) pursuant to Paragraph (a) (2) of Rule 485

                If appropriate, check the following box:
                |_| this post-effective amendment designates a new
                    effective date for a previously filed post-effective amendment.


        Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1997 on March 20, 1998.

                             THE LIPPER FUNDS, INC.

                              CROSS REFERENCE SHEET

N-1A ITEM NO.                                                    LOCATION
-------------                                                    --------

PART A

Item 1.      Cover Page.......................................   Cover Page


Item 2.      Synopsis.........................................   Prospectus Summary; Expenses


Item 3.      Condensed Financial Information..................   Financial Highlights

Item 4.      General Description of Registrant................   Prospectus Summary; Investment
                                                                 Objectives and Policies; Investment
                                                                 Limitations; Additional Information

Item 5.      Management of the Fund...........................   Management of the Company


Item 5A.     Management's Discussion
             of Fund Performance..............................   Included in the Registrant's Annual
                                                                 Report to Shareholders dated
                                                                 December 31, 1997


Item 6.      Capital Stock and Other Securities...............   Additional Information;
                                                                 Distribution and Service Plans;
                                                                 Dividends; Exchange Privilege
Item 7.      Purchase of Securities
             Being Offered....................................   Purchase of Shares; Exchange
                                                                 Privilege; Distribution and Service
                                                                 Plans; Valuation of Shares

Item 8.      Redemption or Repurchase.........................   Redemption of Shares; Exchange
                                                                 Privilege

Item 9.      Legal Proceedings................................   Not Applicable

N-1A ITEM NO.                                                    LOCATION

PART B

Item 10.     Cover Page.......................................   Cover Page

Item 11.     Table of Contents................................   Table of Contents

Item 12.     General Information and History..................   Not Applicable


Item 13.     Investment Objective and Policies................   Investment Objectives and Policies;
                                                                 Investment Limitations


Item 14.     Management of the Fund...........................   Management of the Company

Item 15.     Control Persons and Principal
             Holders of Securities ...........................   Management of the Company;
                                                                 Principal Holders of Securities

Item 16.     Investment Advisory and
             Other Services...................................   Management of the Company;
                                                                 Distribution and Service Plans;
                                                                 Counsel; Auditors

Item 17.     Brokerage Allocation and
             Other Practices..................................   Investment Objectives and Policies

Item 18.     Capital Stock and Other
             Securities.......................................   Additional Information Concerning
                                                                 Fund Shares; Distribution and
                                                                 Service Plans

Item 19.     Purchase, Redemption and Pricing
             of Securities Being Offered......................   Additional Purchase Information;
                                                                 Additional Redemption Information;
                                                                 Valuation of Shares

Item 20.     Tax Status.......................................   Additional Information Concerning
                                                                 Taxes

Item 21.     Underwriters.....................................   Additional Purchase Information;
                                                                 Management of the Company

Item 22.     Calculation of Performance Data..................   Performance Data

Item 23.     Financial Statements.............................   Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

P R O S P E C T U S

                          LIPPER HIGH INCOME BOND FUND



A no-load portfolio of

The Lipper Funds, Inc.
101 Park Avenue
New York, NY 10178
For information call 1-800-LIPPER9


     The Lipper High Income Bond Fund (the "High Income Bond Fund" or the "Fund") is a diversified no-load portfolio of The Lipper Funds, Inc. (the "Company"). The High Income Bond Fund's investment objective is high current income, which it seeks to achieve by investing primarily in a diversified portfolio of high yield securities with maturities of less than 10 years rated in medium to lower rating categories or determined to be comparable to securities rated in medium to lower rating categories.

     As described in this Prospectus, the Company offers the shares of the High Income Bond Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Shares of the High Income Bond Fund are available without any sales charge through Lipper & Company, L.P., the Company's distributor (referred to herein as "Lipper" or the "Distributor"), the Company's transfer agent and certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the High Income Bond Fund.

     The Company is an open-end investment company that offers three diversified no-load portfolios: the High Income Bond Fund, Lipper U.S. Equity Fund and Prime Lipper Europe Equity Fund. Copies of the prospectuses for the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund may be obtained by writing or calling the Distributor at the address and telephone number set forth above.

     Lipper & Company, L.L.C., an affiliate of Lipper, serves as the investment adviser to the High Income Bond Fund (the "Adviser").

                                                             Continued on Page 2

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 25, 1998

Continued from Cover

     THE HIGH INCOME BOND FUND INTENDS TO INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS TOTAL ASSETS IN MEDIUM AND LOWER RATED AND COMPARABLE UNRATED DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH INCOME BOND FUND. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS-HIGH YIELD SECURITIES."


     Shares of the U.S. Government Money Market Fund-Vista SharesSM are also made available by the Distributor to qualified investors who are investors in the High Income Bond Fund. Further information regarding the U.S. Government Money Market Fund-Vista SharesSM and its current prospectus may be obtained by writing or calling the Distributor at the address and telephone number set forth above.




     This Prospectus sets forth concisely the information about the Company and the High Income Bond Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company and the High Income Bond Fund is contained in the Company's Statement of Additional Information, dated March 25, 1998 (which may be amended or supplemented from time to time), which is incorporated herein in its entirety by reference. The Statement of Additional Information is available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

SHARES OF THE HIGH INCOME BOND FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE HIGH INCOME BOND FUND INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...........................................................  4


EXPENSES.....................................................................  6

FINANCIAL HIGHLIGHTS.........................................................  8

INVESTMENT OBJECTIVE AND POLICIES............................................  9

INVESTMENT LIMITATIONS....................................................... 15

THE TRANSFER................................................................. 16

RISK FACTORS AND SPECIAL CONSIDERATIONS...................................... 16

PURCHASE OF SHARES........................................................... 19

DISTRIBUTION AND SERVICE PLANS............................................... 21

REDEMPTION OF SHARES......................................................... 23

EXCHANGE PRIVILEGE........................................................... 25

VALUATION OF SHARES.......................................................... 26

MANAGEMENT OF THE COMPANY.................................................... 27

DIVIDENDS.................................................................... 29

TAXES........................................................................ 30

PERFORMANCE INFORMATION...................................................... 32

ADDITIONAL INFORMATION....................................................... 33


DESCRIPTION OF RATINGS..............................................  Appendix A


THE LIPPER FUNDS, INC. IS NOT ASSOCIATED WITH LIPPER ANALYTICAL SERVICES, INC.

PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus.

THE COMPANY


     The Company consists of three no-load portfolios and offers investors a range of investment choices. The High Income Bond Fund's investment objective is high current income, which it seeks to achieve by investing primarily in a diversified portfolio of high yield securities with maturities of less than 10 years rated in medium to lower rating categories or determined to be comparable to securities rated in medium to lower rating categories.




INVESTMENT ADVISER

     Lipper & Company, L.L.C. serves as the investment adviser to the High Income Bond Fund. The Adviser is an affiliate of Lipper, the Fund's distributor. Each of the Adviser's officers or employees involved in managing the High Income Bond Fund is also an employee of Lipper or one of its affiliates. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities, U.S. small capitalization equities, merger arbitrage and preferred stocks. See "Management of the Company".

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Prospective investors should consider certain risks associated with an investment in the High Income Bond Fund. There is no assurance that the High Income Bond Fund will achieve its investment objective. The value of the High Income Bond Fund's investments, and thus the net asset value of each class of the shares, can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which the High Income Bond Fund invests. The High Income Bond Fund may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, investing in foreign securities, and engaging in hedging and derivatives, each of which involves special risks. See "Risk Factors and Special Considerations".

HOW TO INVEST

     Premier Shares, Retail Shares and Group Retirement Plan Shares of the High Income Bond Fund may be purchased without any sales charge at their next determined net asset value through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the High Income Bond Fund, or by mailing a purchase order directly to Chase Global Funds Services Company, the Company's transfer agent (the "Transfer Agent"). See "Purchase of Shares".

     Premier Shares of the High Income Bond Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the High Income Bond Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the High Income Bond Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans".

     Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

     Group Retirement Plan Shares of the High Income Bond Fund are offered for sale with no minimum investment requirement to retirement plans including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the High Income Bond Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans". Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The High Income Bond Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to a subsequent investment minimum. The High Income Bond Fund reserves the right to vary any initial or subsequent investment minimum at any time.

HOW TO REDEEM

     Shares of each class may be redeemed at their net asset value next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. There is no deferred sales charge imposed on redemptions. If an investor in Premier Shares or Retail Shares of the High Income Bond Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the High Income Bond Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. See "Redemption of Shares" and "Valuation of Shares".

DIVIDENDS AND CAPITAL GAINS

     The High Income Bond Fund intends to distribute substantially all of its net investment income, if any, in the form of monthly dividends. The High Income Bond Fund intends to distribute its net capital gain, if any, at least annually.

     Unless a shareholder in the High Income Bond Fund instructs that dividend and capital gain distributions be paid in cash, dividend and capital gain distributions will be reinvested automatically in additional shares of the same class of shares of the Fund at the net asset value of that class at the time of reinvestment.

     Dividends paid by each class of the High Income Bond Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Retail Shares and Group Retirement Plan Shares of the High Income Bond Fund will receive lower per share dividends than Premier Shares because of the distribution and service fees borne by the Retail and Group Retirement Plan Shares, respectively. See "Distribution and Service Plans".

EXPENSES

     The High Income Bond Fund offers multiple classes of shares. Each share of the High Income Bond Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of the High Income Bond Fund:

                                                                High Income
         Shareholder Transaction Expenses                         Bond Fund
         --------------------------------                         ---------
         Maximum Sales Charge Imposed on Purchases                   None
         Maximum Sales Charge Imposed on Reinvested Dividends        None
         Maximum Contingent Deferred Sales Charge                    None
         Exchange Fees                                               None
         ANNUAL OPERATING EXPENSES
         (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
         Investment Advisory Fees (afer waiver)(1)
                  Premier Shares                                     0.59%
                  Retail Shares                                      0.59%
                  Group Retirement Plan Shares                       0.59%
         Administrative Fees
                  Premier Shares                                     0.20%
                  Retail Shares                                      0.20%
                  Group Retirement Plan Shares                       0.20%
         12b-1 Fees
                  Premier Shares                                     None
                  Retail Shares                                      0.25%
                  Group Retirement Plan Shares                       None
         Service Fees
                  Premier Shares                                     None
                  Retail Shares                                      None
                  Group Retirement Plan Shares                       0.25%
         Other Expenses (2)
                  Premier Shares                                     0.21%
                  Retail Shares                                      0.21%
                  Group Retirement Plan Shares                       0.21%
                                                                   ---------
         Total Annual Operating Expenses
         (after waiver)(3)
                  Premier Shares                                     1.00%
                  Retail Shares                                      1.25%
                  Group Retirement Plan Shares                       1.25%
----------

(1) "Investment Advisory Fees" reflects voluntary waiver by the Adviser of "Investment Advisory Fees" in excess of the amounts set forth in the table, which voluntary waiver is limited to the extent of the Adviser's investment advisory fee. The Adviser reserves the right to terminate any voluntary waiver at any time in its sole discretion. Absent voluntary waiver and based on actual expenses incurred during the 1997 fiscal year, the ratio of "Investment Advisory Fees" to average daily net assets of the High Income Bond fund would be 0.21%, 0.21% and 0.21% for Premier Shares, Retail Shares and Group Retirement Shares, respectively.

(2) "Other Expenses" includes custodial and transfer agency fees, directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders.

(3) Absent voluntary waiver and based on actual expenses incurred during the 1997 fiscal year, the ratio of "Total Annual Operating Expenses" to average daily net assets of the High Income Bond Fund would be 1.16%, 1.41% and 1.41% for Premier Shares, Retail Shares and Group Retirement Shares, respectively.

     Based upon payment by the High Income Bond Fund of operating expenses at the levels set forth in the table above, the following example illustrates the projected dollar amount of cumulative expenses an investor would pay on a $1,000 investment in the High Income Bond Fund, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                                              High Income
                                                               Bond Fund
                                                               ---------
         Premier Shares
                  1 Year                                          $ 10
                  3 Years                                         $ 32
                  5 Years                                         $ 55
                  10 Years                                        $122

         Retail Shares
                  1 Year                                          $ 13
                  3 Years                                         $ 40
                  5 Years                                         $ 69
                  10 Years                                        $151

         Group Retirement Plan Shares
                  1 Year                                          $ 13
                  3 Years                                         $ 40
                  5 Years                                         $ 69
                  10 Years                                        $151

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE HIGH INCOME BOND FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. THE ADVISER IN ITS DISCRETION MAY TERMINATE VOLUNTARY REIMBURSEMENTS AT ANY TIME.

     Certain investment dealers, banks and financial services firms may charge their customers direct fees for effecting transactions in the High Income Bond Fund's shares; such fees are not reflected in the foregoing tables. See "Purchase of Shares", "Redemption of Shares" and "Distribution and Service Plans".

FINANCIAL HIGHLIGHTS

     The following table provides selected per share data and ratios for the Premier Shares, Retail Shares and Group Retirement Plan Shares for the period ended December 31, 1996 and the year ended December 31, 1997, for the High Income Bond Fund. The information presented below has been audited by Price Waterhouse LLP, the Company's independent accountant, whose unqualified opinion thereon is included in the Annual Report, which is available upon request and without charge. The following should be read in conjunction with the financial statements including the notes thereto, which are also contained in the Annual Report.

                              HIGH INCOME BOND FUND

                                                                                                           GROUP RETIREMENT
                                                            PREMIER SHARES           RETAIL SHARES            PLAN SHARES
                                                            --------------           -------------            -----------
                                                          January    April 1,     January     April 11,   January     April 12,
                                                          1, 1997     1996**      1, 1997      1996***    1, 1997     1996***
                                                            to          to           to          to          to          to
                                                         December    December     December    December    December    December
                                                         31, 1997    31, 1996     31, 1997    31, 1996    31, 1997    31, 1996
                                                         --------    --------     --------    --------    --------    --------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.18      $10.00       $10.18       $9.91      $10.18       $9.93
                                                          ------      ------       ------       -----      ------       -----

INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income 5(1)                             0.91        0.68         0.84        0.62        0.85        0.62
     Net Realized and Unrealized Gain on Investments        0.19        0.21         0.23        0.34        0.22        0.32
                                                          ------      ------       ------       -----      ------       -----
         Total from Investment Operations                   1.10        0.89         1.07        0.96        1.07        0.94
                                                          ------      ------       ------       -----      ------       -----

DISTRIBUTIONS:
     Net Investment Income                                 (0.91)      (0.68)       (0.88)      (0.66)      (0.88)      (0.66)
     Net Realized Gain                                     (0.26)      (0.03)       (0.26)      (0.03)      (0.26)      (0.03)
                                                           ------      ------       ------       -----      ------       -----
        Total Distributions                                (1.17)      (0.71)       (1.14)      (0.69)      (1.14)      (0.69)
                                                          ------      ------       ------       -----      ------       -----

NET ASSET VALUE, END OF PERIOD                            $10.11      $10.18       $10.11      $10.18      $10.11      $10.18
                                                          ======      ======       ======      ======      ======      ======
TOTAL RETURN(2)                                            11.22%       9.23%       10.97%      10.04%      10.96%       9.78%
                                                          ======      ======       ======      ======      ======      ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                        $85,151    $102,945       $4,697      $  845      $3,518      $2,198
Ratios After Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                         1.00%      1.00%*        1.25%      1.25%*       1.25%      1.25%*
     Net Investment Income to Average Net Assets            8.58%      9.01%*        8.31%      8.95%*       8.32%      8.91%*
Ratios Before Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                         1.16%      1.27%*        1.41%      1.59%*       1.41%      1.55%*
     Net Investment Income to Average Net Assets            8.42%      8.74%*        8.15%      8.61%*       8.16%      8.61%*
Portfolio Turnover Rate                                      105%        74%          105%        74%         105%        74%

----------

*    Annualized.

**   Commencement of Fund operations.

***  Initial offering of shares by the Fund.

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses was:

                                      Year Ended               Period Ended
                                   December 31, 1997          December 31, 1996
                                   -----------------          -----------------

     Premier Shares                      $0.02                      $0.02
     Retail Shares                       $0.02                      $0.02
     Group Retirement Plan Shares        $0.02                      $0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the year ended December 31, 1997. Total returns for periods of less than one year are not annualized.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the High Income Bond Fund is described below, together with the policies it employs in seeking to achieve its objective. There is no assurance that Fund will attain its objective. The High Income Bond Fund's investment objective and the investment policies described below are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. In addition to the investment policies described below, the Adviser may utilize certain investment strategies and techniques in managing the High Income Bond Fund, as described below under "Other Investments and Investment Strategies".

     The High Income Bond Fund's investment objective is high current income. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of high yield securities with maturities of less than 10 years rated in medium to lower rating categories or determined by the Adviser to be of comparable quality to securities rated in medium to lower rating categories.

     The High Income Bond Fund intends to invest, under normal market conditions, at least 80% of its total assets in "bonds" rated at the time of investment "Baa" to "B" by Moody's Investors Service, Inc. ("Moody's") or "BBB" to "B" by Standard & Poor's Corporation ("S&P"), or in securities determined by the Adviser to be of comparable quality. For purposes of the foregoing policy, the High Income Bond Fund defines "bonds" to include bonds, notes and debentures issued by U.S. and non-U.S. issuers. The High Income Bond Fund will not invest any of its assets in securities which, at the time of investment, are rated "Caa" or lower by Moody's or "CCC" or lower by S&P, or in comparable unrated securities. To the extent that the rating of any security held by the High Income Bond Fund falls below "B" by Moody's or S&P, the Adviser intends to dispose of such security within a reasonable period of time depending on market and issuer-specific conditions. The Adviser believes that medium- and lower-rated and comparable unrated securities offer yields that fluctuate over time but that are generally superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks than higher rated securities, including price volatility and risk of default in the payment of interest and principal. See "Risk Factors and Special Considerations-High Yield Securities".

     The High Income Bond Fund may invest up to 15% of its total assets in non-U.S. dollar-denominated securities. To the extent that the High Income Bond Fund invests in non-U.S. dollar-denominated securities, changes in foreign currency exchange rates will affect the value of the securities in its portfolio and the unrealized appreciation and depreciation of investments. See "Risk Factors and Special Considerations-Risk of Investment in Foreign Securities".

     As used in this Prospectus, "high yield securities" include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and stocks, such as preferred stocks, having priority over any other class of stock as to the distribution of assets or payment of dividends. A high yield security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

     Debt securities differ in their interest rates and maturities, among other factors. The maturity of the debt securities in the High Income Bond Fund's portfolio will be based in large part on the Adviser's expectations as to future changes in interest rates. For example, if the Adviser expects interest rates to rise, the High Income Bond Fund might invest more heavily in securities with shorter maturities, enabling the Fund to benefit from purchases of longer-term securities after rates have risen. Conversely, if the Adviser expects interest rates to fall, the High Income Bond Fund might invest more heavily in securities with longer maturities, in order to take advantage of the higher rates then available. However, under normal market conditions, the Adviser anticipates that the High Income Bond Fund's portfolio securities will have an assumed dollar-weighted average maturity of between five and seven years.

     The Adviser emphasizes high yield securities with a target yield of 300-500 basis points above the corresponding U.S. Treasury security, and seeks to maintain an average credit quality of BB-. The Adviser seeks to actively manage credit and interest rate risk through credit analysis, credit diversity and emphasis on short to intermediate maturities. In addition, in light of the risks associated with investing in high yield securities, the Adviser takes various factors into consideration in evaluating securities for purchase by the High Income Bond Fund. Those factors will typically include one or more of the following: (1) yield to maturity, yield to call (where appropriate), current yield and the price of the security relative to other securities of comparable quality and maturity; (2) the issuer's financial resources, sensitivity to economic conditions and trends and its operating history; (3) review of the terms under which securities are issued and the nature of and coverage under financial covenants; and (4) the experience and track record of the issuer's management. In addition, the Adviser expects to invest the assets of the High Income Bond Fund in a broad range of issuers and industries.

     The High Income Bond Fund may invest up to 20% of its total assets in preferred stock (including convertible preferred stock), warrants, convertible securities, common stock or other equity securities. The High Income Bond Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with actual or proposed conversion or exchange of fixed income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the Adviser, such purchase is appropriate.

     There may be times when, in the judgment of the Adviser, conditions in the securities markets would make pursuing the High Income Bond Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Adviser may employ alternative strategies, including investment of a substantial portion of the High Income Bond Fund's assets in securities rated higher than "Baa" by Moody's or "BBB" by S&P, or in securities of comparable quality to securities with such ratings.



TEMPORARY INVESTMENTS


     For temporary defensive purposes, the High Income Bond Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Limitations"), in cash and/or certain high quality short-term debt instruments described below. The High Income Bond Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses.

     The short-term debt instruments in which the High Income Bond Fund may invest include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); obligations issued or guaranteed by other governments or one of their agencies or instrumentalities; obligations issued or guaranteed by international organizations designed or supported by multiple foreign government entities to promote economic reconstruction or development; bank obligations, such as certificates of deposit, time deposits and bankers' acceptances; corporate debt obligations, including commercial paper; and repurchase agreements. To be eligible for investment under the circumstances described above, such instruments (other than U.S. Government Securities) must be issued by an issuer having a short-term debt rating of A-1 or better by S&P, a rating of Prime-1 by Moody's, a comparable rating from another nationally recognized statistical rating organization or, if unrated, deemed to be of equivalent quality by the Adviser.


OTHER INVESTMENTS AND INVESTMENT STRATEGIES



     CONVERTIBLE SECURITIES. The High Income Bond Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     WARRANTS. The High Income Bond Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The High Income Bond Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, certain of the High Income Bond Fund's debt securities may be acquired at a discount ("Discount Obligations"). These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The High Income Bond Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities.

     Zero coupon securities, pay-in-kind bonds and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the High Income Bond Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the High Income Bond Fund will elect similar treatment for any market discount with respect to Discount Obligations. Accordingly, the High Income Bond Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

     ILLIQUID SECURITIES. The High Income Bond Fund will not invest more than 15% of the value of its total assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the High Income Bond Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that the High Income Bond Fund may be unable to sell such a security at the desired time. The price at which the High Income Bond Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, the High Income Bond Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the High Income Bond Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the High Income Bond Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The High Income Bond Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. The High Income Bond Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the High Income Bond Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the High Income Bond Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a relatively recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors of the Company. See "Investment Objective and Policies-Additional Information on Portfolio Instruments and Certain Investment Strategies-Illiquid and Restricted Securities" in the Statement of Additional Information.

     PREFERRED STOCK. The High Income Bond Fund may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation which pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     DEPOSITARY RECEIPTS. The High Income Bond Fund may invest in Depositary Receipts. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs, and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The High Income Bond Fund will treat Depositary Receipts as interests in the underlying securities for purposes of its investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations-Risk of Investments in Foreign Securities". The High Income Bond Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored Depositary Receipts.

     REPURCHASE AGREEMENTS. The High Income Bond Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The High Income Bond Fund would enter into repurchase agreements to generate additional income. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the High Income Bond Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     OTHER INVESTMENT FUNDS. The High Income Bond Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the High Income Bond Fund may as a general rule invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, the High Income Bond Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, the High Income Bond Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which the Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund, as described below under "Investment Limitations".

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The High Income Bond Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. The High Income Bond Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. The High Income Bond Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When the High Income Bond Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its custodian equal to the payment that will be due.

     BORROWING. The High Income Bond Fund may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The High Income Bond Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The High Income Bond Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the High Income Bond Fund may decline below the price at which the High Income Bond Fund is obligated to repurchase such securities.

     LOANS OF FUND SECURITIES. The High Income Bond Fund may lend its portfolio securities consistent with its investment policies, in order to generate additional income. The High Income Bond Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

     SHORT SALES. The High Income Bond Fund may make short sales of securities "against the box." A short sale is a transaction in which the High Income Bond Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale the High Income Bond Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     HEDGING AND DERIVATIVES. The High Income Bond Fund is authorized to use various hedging and investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates or other factors relevant to the Fund's investments, such as rates of inflation), to manage the effective maturity or duration of securities held by the Fund, or to seek to increase the Fund's income or capital appreciation. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the High Income Bond Fund's assets that may be used in connection with the investment strategies described below appear in the Statement of Additional Information.

     Subject to the constraints described above, the High Income Bond Fund may purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments and enter into currency forward contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives"). The High Income Bond Fund will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the High Income Bond Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The High Income Bond Fund may use any or all types of the above-described Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the High Income Bond Fund to utilize Derivatives successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require the High Income Bond Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. See "Risk Factors and Special Considerations-Other Investments and Investment Strategies".


     A detailed discussion of Derivatives, including the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in the Statement of Additional Information.


     The degree of the High Income Bond Fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes".

INVESTMENT LIMITATIONS

     The investment limitations enumerated below are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the High Income Bond Fund's outstanding shares. However, the High Income Bond Fund's investment objective and the other investment policies described herein may be changed by the Board of Directors without shareholder approval at any time. The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by the High Income Bond Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. If there is a change in the investment objective of the High Income Bond Fund, shareholders of the Fund should consider whether the Fund remains an appropriate investment for them in light of their then current financial position and needs. (A complete list of the High Income Bond Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Limitations".)

     The High Income Bond Fund may not purchase the securities of any one issuer if as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

     The High Income Bond Fund may not borrow money, except that the Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% (including the amount borrowed) of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by the High Income Bond Fund, including interests in another registered investment company, when borrowings exceed 5% of total net assets.

     The High Income Bond Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund. The High Income Bond Fund would invest all or substantially all of its assets in another registered investment company in connection with the adoption by the Company of a "master-feeder" structure.

     The High Income Bond Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the High Income Bond Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

THE TRANSFER

     The High Income Bond Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which Lipper acted as general partner and investment adviser since inception. On April 1, 1996, the High Income Bond Fund exchanged Premier Shares for certain portfolio securities of the Partnership (the "Transfer"). Premier Shares received in the Transfer were distributed to the Partnership's limited partners who elected to participate in the Transfer. To the extent that the High Income Bond Fund acquired securities in the Transfer that have appreciated in value from the date originally acquired by the Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering after the Transfer. If the High Income Bond Fund sells securities acquired in the Transfer that have appreciated in value from the date they were acquired by the Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership. The effect of this would be to tax new shareholders on a distribution that economically represents a return of a portion of the purchase price of their shares rather than on an increase in the value of their investment. The amount of any such gain that would be taxable to a shareholder is dependent on a number of factors, and there is no assurance that any gains existing at the time of the Transfer would in fact be recognized. Moreover, any tax liability would affect shareholders differently, depending on, among other things, individual decisions to redeem or continue to hold shares, the timing of such decisions, and applicable tax rates. See "Taxes-The Transfers".

RISK FACTORS AND SPECIAL CONSIDERATIONS

NET ASSET VALUE FLUCTUATION; CHANGES IN INTEREST RATES.

     The High Income Bond Fund's net asset value, and hence the value of its shares, will fluctuate, reflecting fluctuations in the market value of its portfolio positions. To the extent that the High Income Bond Fund invests in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed income investment can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income investment can generally be expected to decline. These fluctuations can be expected to be greater with respect to investments in fixed income securities with longer maturities than investments in securities with shorter maturities. Other factors affecting the value of the High Income Bond Fund's securities include, among other things, (1) changes in the actual and perceived creditworthiness of the issuers of such securities, (2) social, economic or political factors, (3) factors affecting the industry in which a particular issuer operates, such as competition or technological advances, and (4) factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead. There is no assurance that the High Income Bond Fund will achieve its investment objective.

HIGH YIELD SECURITIES

     The High Income Bond Fund will invest all or substantially all of its assets in high yield securities, commonly known as "junk bonds". High yield securities are those securities rated below investment grade (i.e., rated below "Baa" by Moody's or below "BBB" by S&P) and unrated securities of comparable quality. Securities rated below investment grade and comparable unrated securities involve greater risk, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher rated securities. Under rating agency guidelines, securities which are rated in the category "B" (the lowest category in which the High Income Bond Fund may make an initial investment) generally lack characteristics of a desirable investment, and assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the High Income Bond Fund with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the High Income Bond Fund should not be considered as a complete investment program.

     The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities. Moreover, the secondary markets for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Income Bond Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the High Income Bond Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value the Fund's portfolio securities and the Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the High Income Bond Fund's ability to sell securities at their fair value. In addition, the High Income Bond Fund is permitted to invest up to 15% of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the High Income Bond Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

     The ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category in which the High Income Bond Fund may invest. See Appendix A to this Prospectus for a description of such ratings. Achievement of the High Income Bond Fund's investment objective may be more dependent on the Adviser's credit analysis of issuers than would be the case if the Fund invested in higher quality securities.

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities frequently are subordinated to the prior payment of senior indebtedness.

     Many fixed income securities contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the High Income Bond Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

RISKS OF INVESTMENT IN FOREIGN SECURITIES

     The High Income Bond Fund will from time to time invest in obligations of foreign corporate and government issuers. Securities of non-U.S. issuers may trade in U.S. or foreign securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of foreign government laws or restrictions that might adversely affect the payment of interest on debt securities held by the Fund. Because the High Income Bond Fund may invest in the securities of foreign issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the High Income Bond Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the High Income Bond Fund's foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by the High Income Bond Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the High Income Bond Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the High Income Bond Fund. The High Income Bond Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the High Income Bond Fund to obtain or enforce a judgment against the issuers of such securities.

OTHER INVESTMENTS, INVESTMENT POLICIES AND INVESTMENT STRATEGIES; PRIOR HISTORY

     Certain risks and special considerations of certain of the investment practices in which the High Income Bond Fund may engage are described above under "Investment Objectives and Policies-Other Investments and Investment Strategies."

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the High Income Bond

Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. The use of currency transactions could result in the High Income Bond Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce the High Income Bond Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

     As stated above under "The Transfer," the High Income Bond Fund was formed as a successor investment vehicle for the Partnership. The Partnership was not registered under and subject to the provisions of the 1940 Act, pursuant to an exemption from registration for entities which have fewer than 100 holders. As an unregistered entity, the Partnership was not required to comply with the requirements of the 1940 Act, or the diversification, distribution and other requirements imposed by the Code. To the extent that the High Income Bond Fund acquired securities in a Transfer that have appreciated in value from the date originally acquired by the Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering. To the extent that the High Income Bond Fund sells such securities, new shareholders may be taxed on a distribution that economically represents a return of a portion of the purchase price of their shares. See "Performance Information" below for information regarding the historical investment performance of the Partnership.

PURCHASE OF SHARES

     Shares of each class of the High Income Bond Fund may be purchased without any sales charge through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Fund ("Participating Dealers"), or by mailing a purchase order directly to the Transfer Agent, at their net asset value next determined after the purchase order is received. The Distributor and Participating Dealers are responsible for forwarding orders they receive to the Transfer Agent by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above, and their failure to do so will result in investors not receiving that day's net asset value. See "Valuation of Shares."

     Premier Shares of the High Income Bond Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the High Income Bond Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the High Income Bond Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans."

     Group Retirement Plan Shares of the High Income Bond Fund are offered for sale with no minimum investment requirement to retirement plans, including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the High Income Bond Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans." Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The High Income Bond Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to any subsequent investment minimum. The High Income Bond Fund reserves the right to vary any initial or subsequent investment minimum at any time.

     Purchase orders received by the Distributor or a Participating Dealer and transmitted to the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), generally 4:00 p.m., New York time, on any day net asset value is calculated are priced according to the net asset value of the purchased class of shares determined on that day. Purchase orders received by the Transfer Agent after the close of regular trading on the NYSE are priced as of the time the net asset value per share of the relevant class is next determined. See "Valuation of Shares." Payment is generally due to the Distributor or a Participating Dealer on the third business day (the "Settlement Date") after the trade date. Investors who make payment prior to a Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for such payment until the Settlement Date. The High Income Bond Fund reserves the right to reject any purchase order and to suspend the offering of its shares for a period of time.

INITIAL INVESTMENTS BY MAIL

     Shares of the High Income Bond Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.," to:


                 The Lipper Funds, Inc.
                 c/o Chase Global Funds Services Company
                 P.O. Box 2798
                 Boston, MA  02208-2798


     Payment for the purchase of shares received by mail will be credited to an investor's account at the net asset value per share of the purchased class of shares of the High Income Bond Fund next determined after receipt.

INITIAL INVESTMENT BY WIRE

     Shares of the High Income Bond Fund may also be purchased by wiring Federal Funds to the Company's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

          (a) The investor must telephone the Transfer Agent (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund's name and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds.) An account number will then be provided;


          (b) The investor must instruct his or her bank to wire the specified amount to the Company's custodian as follows:


                 The Chase Manhattan Bank
                 New York, NY 10003
                 ABA # 0210-0002-1
                 DDA Acct. #910-2-753168
                 F/B/O The Lipper Funds, Inc.
                 Ref: Lipper High Income Bond Fund
                 Account Number __________________
                 Account Name ____________________


          (c) The investor must forward a completed and signed account application to the Transfer Agent, and mail a copy of the account application (manually signed) to the Company at the address set forth above under "Initial Investments by Mail" as soon as possible. It is important that investors forward the account application to the Transfer

     Agent and the Company in a timely manner, since shares of the High Income Bond Fund will not be redeemed, exchanged or transferred until the Transfer Agent receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Company's custodian are open for business.

ADDITIONAL INVESTMENTS


     An investor may add to his or her account by purchasing additional shares of the same class of the High Income Bond Fund's shares by mailing a check to the Transfer Agent (payable to "The Lipper Funds, Inc.") at its address set forth above under "Initial Investments by Mail" or by wiring funds to the Company's custodian using the procedures set forth above under "Initial Investment by Wire." It is important that the account number, account name, and the Fund's name and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

     In order to ensure that wire orders are invested promptly, investors are requested to notify the Transfer Agent prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies the High Income Bond Fund's confirmation statement.

OTHER PURCHASE INFORMATION

     The High Income Bond Fund reserves the right, in its sole discretion, to suspend the offering of its shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.


     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued under any circumstances. Investors should note that it is considerably more difficult to redeem shares held in certificate form.


     As stated above, shares of the High Income Bond Fund may be purchased by customers of Participating Dealers. Participating Dealers may impose additional or different conditions or other account fees on the purchase and redemption of Fund shares. Each Participating Dealer is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Participating Dealers should consult their Participating Dealer for information regarding these fees and conditions. Certain Participating Dealers may receive compensation from the Company, the Distributor, the Adviser, or any of the Adviser's affiliates. A salesperson and any other person entitled to receive compensation for selling or servicing High Income Bond Fund shares may receive different compensation with respect to sales of one class of shares over another.


     Participating Dealers may enter confirmed purchase orders on behalf of their customers. If you buy shares of the High Income Bond Fund in this manner, your Participating Dealer must transmit your investment order to the Transfer Agent prior to 4:00 p.m. on a business day to receive the net asset value of the purchased class determined on the same day. Participating Dealers are solely responsible to their customers for the timely transmission of all purchase and redemption requests, investment information, documentation and money.

DISTRIBUTION AND SERVICE PLANS


     The Company's Board of Directors has adopted a distribution plan for the Retail Shares of the High Income Bond Fund pursuant to Rule 12b-1 under the 1940 Act (the "Retail Distribution Plan"), and a shareholder servicing plan for the Group Retirement Plan Shares of the High Income Bond Fund (the "Group Retirement Servicing Plan"). Potential investors should read this Prospectus in light of the terms governing the agreement between their Participating Dealers and the Distributor.

RETAIL DISTRIBUTION PLAN

     Under the Retail Distribution Plan, the High Income Bond Fund, at the expense of its Retail Shares, pays the Distributor for distributing the Fund's Retail Shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Retail Shares. The Distributor may pay one or more Participating Dealers a fee in respect of distribution of the High Income Bond Fund's Retail Shares. The Distributor determines the amounts, if any, to be paid to Participating Dealers under the Retail Distribution Plan and the basis on which such payments are made. The Retail Distribution Plan also provides that the Adviser may pay Participating Dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive receipt of fees under the Retail Distribution Plan while retaining the ability to be paid under the Retail Distribution Plan thereafter. The foregoing fees payable under the Retail Distribution Plan are payable without regard to actual expenses incurred.

GROUP RETIREMENT SERVICING PLAN

     The Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's administrator and Transfer Agent. Under the Group Retirement Servicing Plan, the High Income Bond Fund, at the expense of its Group Retirement Plan Shares, may pay one or more Participating Dealers and/or the Distributor up to 0.25% (on an annualized basis) of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares; processing dividend and distribution payments from the High Income Bond Fund on behalf of customers; arranging for bank wires; providing subaccounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for subaccounting; forwarding shareholder communications from the High Income Bond Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Company's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Participating Dealer; responding to customer inquiries relating to the services performed by the Participating Dealer or the Distributor; responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and providing other similar shareholder liaison services. Fees payable under the Group Retirement Servicing Plan are not paid to Participating Dealers or the Distributor with respect to other classes of shares of the High Income Bond Fund. Investors who are or anticipate becoming beneficial owners of Group Retirement Plan Shares should read this Prospectus in light of the terms and fees governing their accounts with Participating Dealers.


OTHER

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks from purchasing mutual fund shares as agent for a customer. Accordingly, banks will be engaged to act as Participating Dealers only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, alternative means for continuing the servicing of such customers would be sought.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to state laws.

REDEMPTION OF SHARES


     Shareholders may request redemption of their shares at any time. When a redemption request is received in proper form, the High Income Bond Fund will redeem the shares at the next determined net asset value of the class of shares being redeemed. The proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon the net asset value of the shares being redeemed at the time of redemption. If a shareholder holds shares in more than one class of the High Income Bond Fund, any request for redemption must specify the class of shares being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of a class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from the Distributor or a Participating Dealer, or if the shareholder's account is not with the Distributor or a Participating Dealer, from the shareholder directly.

     The High Income Bond Fund normally transmits redemption proceeds for credit to the shareholder's account at the Distributor or a Participating Dealer at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds. A shareholder who pays for shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Shares will not be redeemed until the Transfer Agent has received the shareholder's account application.

     If an investor in Premier Shares or Retail Shares of the High Income Bond Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the High Income Bond Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. In addition, the High Income Bond Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, or under certain special circumstances described in the Statement of Additional Information under "Additional Redemption Information."

     Shares of the High Income Bond Fund may be redeemed in one of the following ways:


REDEMPTION THROUGH THE DISTRIBUTOR OR A PARTICIPATING DEALER

     Redemption requests may be made through the Distributor or a Participating Dealer. A shareholder desiring to redeem shares represented by certificates must also present such certificates to the Distributor or a Participating Dealer endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until such certificates are received by the Transfer Agent in proper form. The Transfer Agent is located at 73 Tremont Street, Boston, MA 02108.

     Redemption requests also may be mailed to the Transfer Agent at the following address:

                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA 02208-2798

     A mailed request to redeem shares must include the following:

          (a) Stock certificates representing the shares redeemed, if issued;

          (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) Any required signature guarantees (see "Signature Guarantees" below); and

          (d) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.

SIGNATURE GUARANTEES

     To protect investors, the Company and the Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, or (2) when the registered shareholder requests a transfer of shares to another person(s). The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares and class of shares to be redeemed; or
(3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).

REDEMPTION BY TELEPHONE

     Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling the Transfer Agent at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Social Security number or tax I.D. number and account address.

     To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at its address set forth above under "Redemption by Mail." Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. An investor cannot redeem shares by telephone if he or she holds stock certificates for the shares. Please contact 1-800-LIPPER9 for further details.


REDEMPTION IN KIND

     If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the High Income Bond Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission (the "SEC"). Investors may incur brokerage charges on the sale of securities so received in payment of redemptions.

EXCHANGE PRIVILEGE

     The Exchange Privilege enables investors to purchase, in exchange for shares of the High Income Bond Fund, shares of certain other Funds of the Company, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which the investor is exchanging. If an investor desires to use the Exchange Privilege, he or she should consult the Distributor or his or her Participating Dealer to determine if it is available and whether any other conditions are imposed on its use.


     To use the Exchange Privilege, an investor or his or her Participating Dealer acting on his or her behalf must give exchange instructions to the Transfer Agent by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value. No fees currently are charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.


     Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the Fund into which he or she wishes to exchange.

     Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Company's Board of Directors to assure that exchanges do not disadvantage the Fund's or their shareholders. Shares held in a broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her Participating Dealer to exchange such shares. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of the High Income Bond Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

EXCHANGE BY MAIL

     In order to exchange shares by mail, an investor must include in the exchange request the name and account number for his or her Fund, the class of such fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares-Redemption by Mail." The request to exchange shares must be sent to:


                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA  02208-2798

EXCHANGE BY TELEPHONE


     Provided that an investor has previously established the telephone exchange privilege when completing an account application, he or she may request an exchange of shares by calling the Transfer Agent at 1-800-LIPPER9. If an investor selects a telephone exchange privilege, he or she authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When exchanging shares by telephone, an investor should have ready the name and account number for his or her current Fund, the class of such Fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, his or her Social Security number or tax I.D. number and account address.

TRANSFER OF REGISTRATION

     An investor may transfer the registration of the High Income Bond Fund shares to another person by writing to the Transfer Agent at the address set forth above under "Redemption of Shares-Redemption by Mail."

VALUATION OF SHARES

     The net asset value per share of each class of shares of the High Income Bond Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each class of shares of the High Income Bond Fund is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the net assets of the High Income Bond Fund attributable to that class by the total number of shares of that class outstanding. Generally, the High Income Bond Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects the fair value of those investments. Occasionally, events which affect the values of such securities may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the High Income Bond Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under procedures established by the Company's Board of Directors. Further information regarding the Company's valuation policies is contained in the Statement of Additional Information.

MANAGEMENT OF THE COMPANY

GENERAL

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Company, including agreements with the Distributor, Adviser, administrator, custodian and Transfer Agent. The day-to-day operations of the Company are delegated to the Adviser and to the Company's administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Company.

INVESTMENT ADVISER

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as investment adviser to the High Income Bond Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     The Adviser is an affiliate of Lipper, which acts as the High Income Bond Fund's distributor. Each of the Adviser's officers or employees involved in managing the High Income Bond Fund is also an officer or employee of Lipper or one of its affiliates. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities, U.S. small capitalization equities, merger arbitrage and preferred stocks. Lipper served as the general partner and investment adviser to the Partnership corresponding to the High Income Bond Fund since the inception of the Partnership. An affiliate of Lipper also serves as the general partner to several other investment limited partnerships organized in the U.S. or offshore. Lipper is also registered as a broker-dealer with the SEC and the NASD.

     Kenneth Lipper is the President of the Adviser, and has been President of Lipper (together with its predecessor, Lipper & Company, Inc.) since 1986. Mr. Lipper was a General Partner of Lehman Brothers Inc from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is the author of the novel "Wall Street" and the screenplay "City Hall." He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1986, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director of New Holland N.V., a trustee of the Rockefeller Brothers Fund, a member of the Federal Reserve Bank of New York's International Advisory Board and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources, and the Visitor's Committee of the Kennedy School of Government at Harvard University.

     Abraham Biderman is an Executive Vice President of the Adviser and of Lipper. Mr. Biderman is also (Co-Manager of Lipper Convertibles, L.P. ("Lipper Convertibles"), an investment limited partnership under management by affiliates of Lipper and the Adviser. Mr. Biderman joined Lipper & Company, Inc. in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward
I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Edward Strafaci is the Director of Fixed Income Money Management for the Adviser and for Lipper. Mr. Strafaci is principally responsible for the trading operations of Lipper Convertibles. He has managed Lipper Convertibles since 1989, and has been a trader with Lipper Convertibles since its inception in 1985. Prior to joining Lipper Convertibles, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.S. from St. John's University.

     Wayne Plewniak is the portfolio manager for the High Income Bond Fund. Mr. Plewniak joined Lipper in 1991. Prior to joining Lipper, he served as a Senior Investment Analyst for Bell Atlantic Corporation from 1988 to 1991, concentrating on private placement and high-yield investments. From 1986 to 1988, Mr. Plewniak worked for Paribas North America in its Merchant Banking department. Mr. Plewniak holds an M.B.A. from Georgetown University and a B.S. in Industrial Engineering from Rochester Institute of Technology.

COMPENSATION

     For its services under its investment advisory agreement with the Company with respect to the High Income Bond Fund, the Adviser is entitled to receive an annual fee computed daily and paid monthly at the annual rate of 0.75%. From time to time, the Adviser may voluntarily waive for a period of time all or a portion of the fee to which it is entitled under its investment advisory agreement with the Company with respect to the High Income Bond Fund. The Adviser may from time to time pay certain Participating Dealers out of its investment advisory fees, past profits or other sources available to it for providing certain administrative services to its customers. Such compensation does not represent an additional expense to the High Income Bond Fund or its shareholders.

DISTRIBUTOR

     Lipper & Company, L.P., located at 101 Park Avenue, New York, NY 10178, serves as the Company's distributor. The Distributor is entitled to receive an annual distribution fee with respect to the High Income Bond Fund's Retail Shares, and may receive all or a portion of the annual service fee, if any, paid with respect to the Fund's Group Retirement Plan Shares. See "Distribution and Service Plans."

ADMINISTRATOR

     Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, serves as the Company's administrator (the "Administrator"). The Administrator calculates the net asset value of each class of the High Income Bond Fund's shares and generally assists in all aspects of the Company's administration and operation. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the value of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Administrator is located at 73 Tremont Street, Boston, MA 02108.

EXPENSES

     The High Income Bond Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The High Income Bond Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. The High Income Bond Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares.

DIVIDENDS

     The policy of the High Income Bond Fund is to distribute its net investment income and net capital gain, if any. Shares of the High Income Bond Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. Unless a shareholder instructs that dividends and capital gains distributions on shares of a class be paid in cash and credited to the shareholder's account at the Distributor or a Participating Dealer, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at the net asset value of that class at the time of reinvestment.

     The High Income Bond Fund intends to distribute substantially all of its net investment income to shareholders monthly. The High Income Bond Fund intends to distribute net capital gain, if any, with the last dividend for the calendar year.

     Dividends paid by each class of the High Income Bond Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Shares subject to payments under the High Income Bond Fund's Distribution or Service Plan will receive lower per share dividends than shares not subject to such payment because of the higher expenses borne by such shares.


     Each shareholder or its authorized representative will receive an annual statement detailing the amount of any dividends and distributions made during each year and their federal tax qualification.

TAXES


     The High Income Bond Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code. If so qualified, the High Income Bond Fund will not be subject to federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year. To qualify as a regulated investment company, the High Income Bond Fund must, among other things, distribute to its shareholders at least 90% of its net investment income for such taxable year. However, the High Income Bond Fund would be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income or net capital gain. If in any year the High Income Bond Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

     The High Income Bond Fund intends to distribute substantially all of its net investment income each year. Such distributions, whether paid in cash or reinvested in additional shares, of net investment income will be taxable as ordinary income. Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code. Such distributions generally will not qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Distributions to shareholders of net capital gain that are designated by the High Income Bond Fund as "capital gain dividends," whether paid in cash or reinvested in additional shares, will be taxable as long-term capital gain regardless of how long the shares have been held by such shareholders. Under recently enacted legislation, the maximum rate of tax on long-term capital gain of individuals will generally be reduced from 28% to 20% (10% for gain otherwise taxed at 15%) for long-term capital gain realized with respect to capital assets held for more than 18 months. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the High Income Bond Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, if a shareholder disposes of a share of the High Income Bond Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares of the High Income Bond Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

     Dividends and distributions by the High Income Bond Fund are generally taxable to the shareholders in the year of receipt. Any dividend or distribution declared by the High Income Bond Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as received by the shareholders as of December 31 of such year.

     The High Income Bond Fund may engage in hedging. See "Investment Objective and Policies-Other Investments and Investment Strategies-Hedging and Derivative." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the High Income Bond Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the High Income Bond Fund and defer recognition of certain of the High Income Bond Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the High Income Bond Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the High Income Bond Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The High Income Bond Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the High Income Bond Fund as a regulated investment company.

     The High Income Bond Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (1) the shareholder fails to furnish the High Income Bond Fund with the shareholder's correct taxpayer identification number, (2) the Internal Revenue Service ("IRS") notifies the High Income Bond Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

     Ordinary income dividends paid by the High Income Bond Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     If the High Income Bond Fund invests in foreign securities, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. Shareholders will bear the cost of any foreign taxes but may be able to claim a foreign tax credit or deduction for these foreign taxes.

     The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the High Income Bond Fund and its shareholders. As noted above, IRAs and qualified retirement plans receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the High Income Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the High Income Bond Fund should consult their tax advisers with specific reference to their own tax situation.

THE TRANSFER

     As discussed above under "The Transfer," to the extent that the High Income Bond Fund acquired securities in the Transfer that have appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the High Income Bond Fund in the continuous offering after the Transfer. If the High Income Bond Fund sells securities acquired in the Transfer that have appreciated in value from the date they were acquired by its corresponding Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership.

PERFORMANCE INFORMATION

     From time to time, the "total return," "yield" and "effective yield" of each class of shares of the High Income Bond Fund may be quoted in advertisements or reports to shareholders. Total return figures show the average percentage change in the value of an investment from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the High Income Bond Fund's class of shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. These figures also take into account the distribution fee payable with respect to the High Income Bond Fund's Retail Shares and the service fee, if any, payable with respect to the High Income Bond Fund's Group Retirement Plan Shares. See "Distribution and Service Plans."

     Total return figures will be given for the recent one-, five- and ten-year periods, if available, and may be given for other periods as well, such as on a year-by-year basis. With respect to the High Income Bond Fund, total return figures for each class of shares will include the performance of the predecessor Partnership to the Fund, as described below. When considering average annual total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment for the specific period (again reflecting changes in prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (that is, change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in distribution and service fees and certain other expenses, the performance of each of the classes of the High Income Bond Fund will differ.

     The Company may make available information as to the yield and effective yield on the High Income Bond Fund over a thirty-day period, as calculated in accordance with the SEC's prescribed formula. The effective yield assumes that the income earned by an investment in shares of the High Income Bond Fund is reinvested in shares of the same class and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     In reports or other communications to shareholders or in advertising materials, performance of the High Income Bond Fund may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Company Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information contains a further description of the methods used to determine performance. Investors may contact the Distributor to obtain current performance figures.

     The investment performance of the High Income Bond Fund for various periods through December 31, 1997 is illustrated below. Performance information for the High Income Bond Fund for periods prior to April 1, 1996 reflects the performance of the Fund's predecessor Partnership. The predecessor Partnership to the High Income Bond Fund commenced operations on February 1, 1992. The investment objectives and policies of the High Income Bond Fund are in all material respects equivalent to those of its corresponding Partnership. While the High Income Bond Fund is managed in a manner that is in all material respects equivalent to the management of its corresponding Partnership, the High Income Bond Fund is subject to certain restrictions on its activities under the 1940 Act and the Code to which its corresponding Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the High Income Bond Fund (before any voluntary fee waivers and reimbursements) are expected to be higher than the expenses that would have been incurred by its corresponding Partnership. Past performance of the High Income Bond Fund (including where applicable its corresponding Partnership) should not be considered as indicative of the Fund's future performance.

                                  TOTAL RETURN

                                                    Aggregate Annual Return    Average Annual Return
                              12 Months Ended        for Five Years Ended       for Five Years Ended         Average Annual
                            December 31, 1997(1)     December 31, 1997(2)       December 31, 1997(2)    Return Since Inception(2)
                            --------------------     --------------------       --------------------    -------------------------

HIGH INCOME BOND FUND
   Premier Shares                  11.22%                     62.20%                    10.14%                    10.38%
   Retail Shares                   10.97%                     61.58%                    10.06%                    10.30%
   Group Retirement Plan Shares    10.96%                     61.49%                    10.05%                    10.29%

----------

(1) Fee waivers and reimbursements were in effect for the High Income Bond Fund during 1996 and 1997 without which total returns would have been lower.

(2) The High Income Bond Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996. Performance information for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the High Income Bond Fund's Premier Shares which are not subject to shareholder servicing or distribution expenses borne by these classes of shares.


     The Company was incorporated in Maryland on August 22, 1995. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of three series of shares, one series corresponding to each of the High Income Bond Fund, Lipper U.S. Equity Fund and Prime Lipper Europe Equity Fund, and three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment Funds or additional classes of shares of the Funds.


     Shares of each class of the High Income Bond Fund represent interests in the Fund in proportion to the net asset value of each class. The High Income Bond Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.


     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.

     All shares of the Company, when issued, will be fully paid and nonassessable.

     The Chase Manhattan Bank is located at 270 Park Avenue, New York, NY 10017, and serves as custodian of the Company's investments.

     Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108, and serves as the Company's transfer agent.


     The High Income Bond Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the High Income Bond Fund at the end of the period covered. In an effort to reduce the High Income Bond Fund's printing and mailing costs, the High Income Bond Fund may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. In addition, the High Income Bond Fund may consolidate the mailing of its Prospectus so that a shareholder of the Fund having multiple accounts would receive a single Prospectus annually. Any shareholder who does not want this consolidation to apply to his or her account should contact the Transfer Agent. Shareholders may direct inquiries regarding the Company to 1-800-LIPPER9.

                                                                      APPENDIX A

DESCRIPTION OF RATINGS

     A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

     Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     A -- Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "B" indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

     D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     PRIME-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         INVESTMENT ADVISER


         Lipper & Company, L.L.C.                     THE LIPPER FUNDS, INC.
         101 Park Avenue, 6th Floor
         New York, NY  10178
         (212) 883-6333                           LIPPER HIGH INCOME BOND FUND


         ADMINISTRATOR AND TRANSFER AGENT

         Chase Global Funds Services Company
         73 Tremont Street, 9th Floor
         Boston, MA  02108
         1-800-LIPPER9

         CUSTODIAN

         The Chase Manhattan Bank
         270 Park Avenue
         New York, NY  10017

                                                           PROSPECTUS AND

         LEGAL COUNSEL                                NEW ACCOUNT APPLICATION

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, NY  10017

         INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP
         1177 Avenue of the Americas
         New York, NY  10036


         BOARD OF DIRECTORS
         Kenneth Lipper
         Chairman of the Board,
           The Lipper Funds, Inc.
         President and Chairman,
           Lipper & Company

         Stanley Brezenoff
         Chief Executive Officer,
           Maimonides Medical Center

         Martin Maltz
         Principal Scientist,
           Xerox Corporation

         Irwin Russell
         Attorney,
           Law Offices of Irwin E. Russell
         Director,
           The Walt Disney Company

P R O S P E C T U S


                             LIPPER U.S. EQUITY FUND



A no-load portfolio of


The Lipper Funds, Inc.
101 Park Avenue
New York, NY 10178

For information call 1-800-LIPPER9


     The Lipper U.S. Equity Fund (the "U.S. Equity Fund" or the "Fund") is a diversified no-load portfolio of The Lipper Funds, Inc. (the "Company"). The U.S. Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million believed to be selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

     As described in this Prospectus, the Company offers the shares of the U.S. Equity Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Shares of the U.S. Equity Fund are available without any sales charge through Lipper & Company, L.P., the Company's distributor (referred to herein as "Lipper" or the "Distributor"), the Company's transfer agent and certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the U.S. Equity Fund.

     The Company is an open-end investment company that offers three diversified no-load portfolios: the U.S. Equity Fund, Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund. Copies of the prospectuses for the Lipper High Income Bond Fund and the Prime Lipper Europe Equity Fund may be obtained by writing or calling the Distributor at the address and telephone number set forth above.

     Lipper & Company, L.L.C., an affiliate of Lipper, serves as the investment adviser to the U.S. Equity Fund (the "Adviser").


                                                             Continued on Page 2

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 25, 1998

Continued from Cover

     Shares of the U.S. Government Money Market Fund-Vista Shares(SM) are also made available by the Distributor to qualified investors who are investors in the U.S. Equity Fund. Further information regarding the U.S. Government Money Market Fund-Vista Shares(SM) and its current prospectus may be obtained by writing or calling the Distributor at the address and telephone number set forth above.



     This Prospectus sets forth concisely the information about the Company and the U.S. Equity Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company and the U.S. Equity Fund is contained in the Company's Statement of Additional Information, dated March 25, 1998 (which may be amended or supplemented from time to time), which is incorporated herein in its entirety by reference. The Statement of Additional Information is available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

SHARES OF THE U.S. EQUITY FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE U.S. EQUITY FUND INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY...........................................................  4


EXPENSES.....................................................................  6

FINANCIAL HIGHLIGHTS.........................................................  8

INVESTMENT OBJECTIVE AND POLICIES............................................  9

INVESTMENT LIMITATIONS....................................................... 13

RISK FACTORS AND SPECIAL CONSIDERATIONS...................................... 14

PURCHASE OF SHARES........................................................... 16

DISTRIBUTION AND SERVICE PLANS............................................... 18

REDEMPTION OF SHARES......................................................... 20

EXCHANGE PRIVILEGE........................................................... 22

VALUATION OF SHARES.......................................................... 23

MANAGEMENT OF THE COMPANY.................................................... 23

DIVIDENDS.................................................................... 26

TAXES........................................................................ 26

PERFORMANCE INFORMATION...................................................... 28

ADDITIONAL INFORMATION....................................................... 29

THE LIPPER FUNDS, INC. IS NOT ASSOCIATED WITH LIPPER ANALYTICAL SERVICES, INC.

PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus.

THE COMPANY


     The Company consists of three no-load portfolios and offers investors a range of investment choices. The U.S. Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million believed to be selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions.

INVESTMENT ADVISER

     Lipper & Company, L.L.C. serves as the investment adviser to the U.S. Equity Fund. The Adviser is an affiliate of Lipper, the Fund's distributor. Each of the Adviser's officers or employees involved in managing the U.S. Equity Fund is also an employee of Lipper or one of its affiliates. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities, U.S. small capitalization equities, merger arbitrage and preferred stocks. See "Management of the Company".

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Prospective investors should consider certain risks associated with an investment in the U.S. Equity Fund. There is no assurance that the U.S. Equity Fund will achieve its investment objective. The value of the U.S. Equity Fund's investments, and thus the net asset value of each class of the Fund's shares, can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which the U.S. Equity Fund invests. The U.S. Equity Fund may use various investment practices that involve special considerations, including investing in illiquid securities, investing in foreign securities, and engaging in hedging and derivatives, each of which involves special risks. See "Risk Factors and Special Considerations".

HOW TO INVEST

     Premier Shares, Retail Shares and Group Retirement Plan Shares of the U.S. Equity Fund may be purchased without any sales charge at their next determined net asset value through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, or by mailing a purchase order directly to Chase Global Funds Services Company, the Company's transfer agent (the "Transfer Agent"). See "Purchase of Shares".

     Premier Shares of the U.S. Equity Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the U.S. Equity Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the U.S. Equity Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans".

     Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

     Group Retirement Plan Shares of the U.S. Equity Fund are offered for sale with no minimum investment requirement to retirement plans including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the U.S. Equity Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans". Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The U.S. Equity Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to a subsequent investment minimum. The U.S. Equity Fund reserves the right to vary any initial or subsequent investment minimum at any time.

HOW TO REDEEM

     Shares of each class may be redeemed at their net asset value next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. There is no deferred sales charge imposed on redemptions. If an investor in Premier Shares or Retail Shares of the U.S. Equity Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the U.S. Equity Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. See "Redemption of Shares" and "Valuation of Shares".

DIVIDENDS AND CAPITAL GAINS

     The U.S. Equity Fund intends to distribute substantially all of its net investment income, if any, in the form of annual dividends. The U.S. Equity Fund intends to distribute its net capital gain, if any, at least annually.

     Unless a shareholder in the U.S. Equity Fund instructs that dividend and capital gain distributions be paid in cash, dividend and capital gain distributions will be reinvested automatically in additional shares of the same class of shares of the Fund at the net asset value of that class at the time of reinvestment.

     Dividends paid by each class of the U.S. Equity Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Retail Shares and Group Retirement Plan Shares of the U.S. Equity Fund will receive lower per share dividends than Premier Shares because of the distribution and service fees borne by the Retail and Group Retirement Plan Shares, respectively. See "Distribution and Service Plans".

EXPENSES

     The U.S. Equity Fund offers multiple classes of shares. Each share of the U.S. Equity Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of the U.S. Equity Fund:

     Shareholder Transaction Expenses                           U.S. Equity Fund
     --------------------------------                           ----------------
     Maximum Sales Charge Imposed on Purchases                        None
     Maximum Sales Charge Imposed on Reinvested Dividends             None
     Maximum Contingent Deferred Sales Charge                         None
     Exchange Fees                                                    None
     ANNUAL OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
     Investment Advisory Fees (after waiver)(1)
              Premier Shares                                          0.19%
              Retail Shares                                           0.19%
              Group Retirement Plan Shares                            0.19%
     Administrative Fees
              Premier Shares                                          0.20%
              Retail Shares                                           0.20%
              Group Retirement Plan Shares                            0.20%
     12b-1 Fees
              Premier Shares                                          None
              Retail Shares                                           0.25%
              Group Retirement Plan Shares                            None
     Service Fees
              Premier Shares                                          None
              Retail Shares                                           None
              Group Retirement Plan Shares                            0.25%
     Other Expenses(2)
              Premier Shares                                          0.71%
              Retail Shares                                           0.71%
              Group Retirement Plan Shares                            0.71%
                                                                ----------------
     Total Annual Operating Expenses
     (after waiver)(3)
              Premier Shares                                          1.10%
              Retail Shares                                           1.35%
              Group Retirement Plan Shares                            1.35%

----------

(1) "Investment Advisory Fees" reflects voluntary waiver by the Adviser of "Investment Advisory Fees" in excess of the amounts set forth in the table, which voluntary waiver is limited to the extent of the Adviser's investment advisory fee. The Adviser reserves the right to terminate any voluntary waiver at any time in its sole discretion. Absent voluntary waiver and based on actual expenses incurred during the 1997 fiscal year, the ratio of "Investment Advisory Fees" to average daily net assets of the U.S. Equity Fund would be 0.85% and 0.85% for Premier Shares, Retail Shares and Group Retirement Shares, respectively.

(2) "Other Expenses" includes custodial and transfer agency fees, directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders.

(3) Absent voluntary waiver and based on actual expenses incurred during the 1997 fiscal year, the ratio of "Total Annual Operating Expenses" to average daily net assets of the U.S. Equity Fund would be 1.76%, 2.01% and 2.01% for Premier Shares, Retail Shares and Group Retirement Shares, respectively.

     Based upon payment by the U.S. Equity Fund of operating expenses at the levels set forth in the table above, the following example illustrates the projected dollar amount of cumulative expenses an investor would pay on a $1,000 investment in the U.S. Equity Fund, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period:

                                                        U.S. Equity Fund
                                                        ----------------
         Premier Shares
                  1 Year                                      $ 11
                  3 Years                                     $ 35
                  5 Years                                     $ 61
                  10 Years                                    $134

         Retail Shares
                  1 Year                                      $ 14
                  3 Years                                     $ 43
                  5 Years                                     $ 74
                  10 Years                                    $162

         Group Retirement Plan Shares
                  1 Year                                      $ 14
                  3 Years                                     $ 43
                  5 Years                                     $ 74
                  10 Years                                    $162

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE U.S. EQUITY FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. THE ADVISER IN ITS DISCRETION MAY TERMINATE VOLUNTARY REIMBURSEMENTS AT ANY TIME.

     Certain investment dealers, banks and financial services firms may charge their customers direct fees for effecting transactions in the U.S. Equity Fund's shares; such fees are not reflected in the foregoing tables. See "Purchase of Shares", "Redemption of Shares" and "Distribution and Service Plans".

FINANCIAL HIGHLIGHTS

     The following table provides selected per share data and ratios for the Premier Shares, Retail Shares and Group Retirement Plan Shares for the period ended December 31, 1996 and the year ended December 31, 1997, for the U.S. Equity Fund. The information presented below has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Annual Report, which is available upon request and without charge. The following should be read in conjunction with the financial statements including the notes thereto, which are also contained in the Annual Report.

                                U.S. EQUITY FUND

                                                                                                          GROUP RETIREMENT
                                                           PREMIER SHARES           RETAIL SHARES             PLAN SHARES
                                                           --------------           -------------             -----------
                                                        January 1,  January 2,   January 1, January 4,  January 1,    January 4,
                                                         1997 to    1996** to     1997 to   1996*** to    1997 to      1996*** to
                                                         December   December      December   December    December      December
                                                         31, 1997   31, 1996      31, 1997   31, 1996    31, 1997      31, 1996
                                                         --------   --------      --------   --------    --------      --------

NET ASSET VALUE, BEGINNING OF PERIOD                      $11.38      $10.00       $11.38      $10.00      $11.38       $10.00
                                                          ------      ------       ------      ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (1)                              0.16        0.18         0.13        0.11        0.08         0.07
     Net Realized and Unrealized Gain on Investments        1.96        1.81         1.95        1.86        2.00         1.91
                                                          ------      ------       ------      ------      ------       ------
         Total from Investment Operations                   2.12        1.99         2.08        1.97        2.08         1.98
                                                          ------      ------       ------      ------      ------       ------

DISTRIBUTIONS:
     Net Investment Income                                 (0.16)      (0.19)       (0.13)      (0.17)      (0.15)       (0.18)
     Net Realized Gain                                     (1.30)      (0.34)       (1.30)      (0.34)      (1.30)       (0.34)
     In Excess of Realized Gain                               --       (0.08)          --       (0.08)         --        (0.08)
                                                          ------      ------       ------      ------      ------       ------
         Total Distributions                               (1.46)      (0.61)       (1.43)      (0.59)      (1.45)       (0.60)
                                                          ------      ------       ------      ------      ------       ------

NET ASSET VALUE, END OF PERIOD                            $12.04      $11.38       $12.03      $11.38      $12.01       $11.38
                                                          ======      ======       ======      ======      ======       ======

TOTAL RETURN(2)                                            18.96%      19.81%       18.58%      19.62%      18.55%       19.69%
                                                          ======      ======       ======      ======      ======       ======

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                        $14,203     $15,098         $899        $613      $1,887         $452
Ratios After Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                         1.10%       1.10%*       1.35%       1.35%*      1.35%        1.35%*
     Net Investment Income to Average Net Assets            1.24%       1.68%*       0.96%       1.31%*      0.89%        1.29%*
Ratios Before Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                         1.76%       2.28%*       2.01%       2.75%*      2.01%        2.39%*
     Net Investment Income to Average Net Assets            0.58%       0.50%*       0.30%      (0.09)%*     0.25%        0.25%*
Portfolio Turnover Rate                                      145%        117%         145%        117%        145%         117%
Average Broker Commission Rate                           $0.0342     $0.0445      $0.0342     $0.0445     $0.0342      $0.0445

----------

*    Annualized.

**   Commencement of Fund operations.

***  Initial offering of shares by the Fund.

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses was:

                                         Year Ended            Period Ended
                                      December 31, 1997       December 31, 1996
                                      -----------------       -----------------
   Premier Shares                           $0.08                   $0.13
   Retail Shares                            $0.09                   $0.12
   Group Retirement Plan Shares             $0.06                   $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the year ended December 31, 1997. Total returns for periods of less than one year are not annualized.

INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the U.S. Equity Fund is described below, together with the policies it employs in seeking to achieve its objective. There is no assurance that the Fund will attain its objective. The U.S. Equity Fund's investment objective and the investment policies described below are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. In addition to the investment policies described below, the Adviser may utilize certain investment strategies and techniques in managing the U.S. Equity Fund, as described below under "Other Investments and Investment Strategies".

     The U.S. Equity Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of issuers with market capitalization in excess of $500 million which the Adviser believes are selling below their inherent value based on factors such as fundamental business and financial prospects, economic forecasts, political factors and market conditions. Under normal market conditions, at least 65% of the U.S. Equity Fund's total assets will be invested in common stocks issued by U.S. issuers with market capitalization in excess of $500 million. The portion of the U.S. Equity Fund's assets not invested in common stocks of U.S. issuers with market capitalization in excess of $500 million may be invested in preferred stock, convertible securities, rights and warrants, depositary receipts, Temporary Investments as described below, and in common stocks of U.S. issuers with market capitalization of $500 million or less. Issuers with smaller market capitalizations are subject to a greater degree of changes in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than are those issued by larger companies and are more volatile than those of larger companies. Up to 15% of the U.S. Equity Fund's total assets may be invested in equity securities issued by non-U.S. issuers and depositary receipts with respect to such securities. See "Risk Factors and Special Considerations-Risk of Investments in Foreign Securities".

     Although the U.S. Equity Fund's portfolio is expected to be comprised primarily of securities that are publicly traded and registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the U.S. Equity Fund may also from time to time invest in securities for which a public market does not exist or whose transfer will be restricted under the Securities Act. See "Other Investments and Investment Strategies-Illiquid Securities".

     In managing the U.S. Equity Fund, the Adviser utilizes a value-oriented, "bottom-up" investment approach, focusing on attractive valuations relative to earnings growth and business prospects. The Adviser attempts to structure a portfolio of stocks whose average 5-year estimated earnings per share growth rate is higher than that of the S&P 500 Index, which the Adviser considers to be the U.S. Equity Fund's benchmark, and whose average price-to-earnings ratio is below that of the Index. Emphasis is placed on industries undergoing fundamental or secular changes which the Adviser believes will ultimately lead to improved earnings growth. Through fundamental research the Adviser establishes a "fair value" for portfolio holdings and actively trades selected holdings around their established "fair value" to improve returns. In addition, the Adviser may employ a "Buy-Write" strategy for equity securities which are trading within a range which the Adviser believes already reflects a fair value for such securities. Under such circumstances, the U.S. Equity Fund may write a call option in an amount up to the number of shares of the underlying security it has purchased, thereby generating income from the sale of the call option. This strategy is intended to both enhance the U.S. Equity Fund's returns and reduce some of its risk by lowering the break-even point of the U.S. Equity Fund's individual underlying security position. A "Buy-Write" strategy is generally considered more conservative than an outright purchase of the underlying security, but limits potential capital gains by the sale of the call option. For a discussion of the U.S. Equity Fund's use of call options and other hedging and derivatives transactions, see "Other Investments and Investment Strategies-Hedging and Derivatives" below and "Investment Objectives and Policies-Additional Information on Portfolio Instruments and Certain Investment Strategies" in the Statement of Additional Information.

TEMPORARY INVESTMENTS

     For temporary defensive purposes, the U.S. Equity Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Limitations"), in cash and/or certain high quality short-term debt instruments described below. The U.S. Equity Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses.

     The short-term debt instruments in which the U.S. Equity Fund may invest include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); obligations issued or guaranteed by other governments or one of their agencies or instrumentalities; obligations issued or guaranteed by international organizations designed or supported by multiple foreign government entities to promote economic reconstruction or development; bank obligations, such as certificates of deposit, time deposits and bankers' acceptances; corporate debt obligations, including commercial paper; and repurchase agreements. To be eligible for investment under the circumstances described above, such instruments (other than U.S. Government Securities) must be issued by an issuer having a short-term debt rating of A-1 or better by S&P, a rating of Prime-1 by Moody's, a comparable rating from another nationally recognized statistical rating organization or, if unrated, deemed to be of equivalent quality by the Adviser.


OTHER INVESTMENTS AND INVESTMENT STRATEGIES


     DEPOSITARY RECEIPTS. The U.S. Equity Fund may invest in Depositary Receipts. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs, and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The U.S. Equity Fund will treat Depositary Receipts as interests in the underlying securities for purposes of its investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations-Risk of Investments in Foreign Securities". The U.S. Equity Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored Depositary Receipts.

     CONVERTIBLE SECURITIES. The U.S. Equity Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     WARRANTS. The U.S. Equity Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID SECURITIES. The U.S. Equity Fund will not invest more than 15% of the value of its total assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the U.S. Equity Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that the Fund may be unable to sell such a security at the desired time. The price at which the U.S. Equity Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, the U.S. Equity Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the U.S. Equity Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the U.S. Equity Fund may be required to bear the expenses of registration. The U.S. Equity Fund may also purchase securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. The U.S. Equity Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the U.S. Equity Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the U.S. Equity Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a relatively recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors of the Company. See "Investment Objective and Policies-Additional Information on Portfolio Instruments and Certain Investment Strategies-Illiquid and Restricted Securities" in the Statement of Additional Information.

     PREFERRED STOCK. The U.S. Equity Fund may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation which pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     REPURCHASE AGREEMENTS. The U.S. Equity Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The U.S. Equity Fund would enter into repurchase agreements to generate additional income. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the U.S. Equity Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     OTHER INVESTMENT FUNDS. The U.S. Equity Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the U.S. Equity Fund as a general rule may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, the U.S. Equity Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, the U.S. Equity Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which the Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund, as described below under "Investment Limitations".

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The U.S. Equity Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. The U.S. Equity Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. The U.S. Equity Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When the U.S. Equity Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its custodian equal to the payment that will be due.

     BORROWING. The U.S. Equity Fund may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The U.S. Equity Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The U.S. Equity Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the U.S. Equity Fund may decline below the price at which the U.S. Equity Fund is obligated to repurchase such securities.

     LOANS OF FUND SECURITIES. The U.S. Equity Fund may lend its portfolio securities consistent with its investment policies, in order to generate additional income. The U.S. Equity Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

     SHORT SALES. The U.S. Equity Fund may make short sales of securities "against the box". A short sale is a transaction in which the U.S. Equity Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box", at the time of sale the U.S. Equity Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     HEDGING AND DERIVATIVES. The U.S. Equity Fund is authorized to use various hedging and investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates or other factors relevant to the Fund's investments, such as rates of inflation), or to seek to increase the Fund's income or capital appreciation. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the U.S. Equity Fund's assets that may be used in connection with the investment strategies described below appear in the Statement of Additional Information.

     Subject to the constraints described above, the U.S. Equity Fund may purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments and enter into currency forward contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives"). The U.S. Equity Fund will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the U.S. Equity Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The U.S. Equity Fund may use any or all types of the above-described Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the U.S. Equity Fund to utilize Derivatives successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require the U.S. Equity Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. See "Risk Factors and Special Considerations-Other Investments and Investment Strategies".


     A detailed discussion of Derivatives, including the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in the Statement of Additional Information.


     The degree of the U.S. Equity Fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes".

INVESTMENT LIMITATIONS

     The investment limitations enumerated below are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the U.S. Equity Fund's outstanding shares. However, the U.S. Equity Fund's investment objective and the other investment policies described herein may be changed by the

Board of Directors without shareholder approval at any time. The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by the U.S. Equity Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. If there is a change in the investment objective of the U.S. Equity Fund, shareholders of the Fund should consider whether the Fund remains an appropriate investment for them in light of their then current financial position and needs. (A complete list of the U.S. Equity Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Limitations".)

     The U.S. Equity Fund may not purchase the securities of any one issuer if as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

     The U.S. Equity Fund may not borrow money, except that the Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% (including the amount borrowed) of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by the U.S. Equity Fund, including interests in another registered investment company, when borrowings exceed 5% of total net assets.

     The U.S. Equity Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund. The U.S. Equity Fund would invest all or substantially all of its assets in another registered investment company in connection with the adoption by the Company of a "master-feeder" structure.

     The U.S. Equity Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the U.S. Equity Fund. In such event, the U.S. Equity Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

NET ASSET VALUE FLUCTUATION

     The U.S. Equity Fund's net asset value, and hence the value of its shares, will fluctuate, reflecting fluctuations in the market value of its portfolio positions. Factors affecting the value of the U.S. Equity Fund's securities include, among other things, (1) social, economic or political factors, (2) factors affecting the industry in which a particular issuer operates, such as competition or technological advances, and (3) factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead. There is no assurance that the U.S. Equity Fund will achieve its investment objective.

RISKS OF INVESTMENT IN FOREIGN SECURITIES

     The U.S. Equity Fund will from time to time invest in securities of foreign corporate and government issuers. Securities of non-U.S. issuers may trade in U.S. or foreign securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by the U.S. Equity Fund, the possible seizure or nationalization of foreign assets and the possible establishment of foreign government laws or restrictions that might adversely affect the payment of interest on equity securities held by the Fund. Because the U.S. Equity Fund may invest in the securities of foreign issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the U.S. Equity Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the U.S. Equity Fund's foreign investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by the U.S. Equity Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the U.S. Equity Fund. The U.S. Equity Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the U.S. Equity Fund to obtain or enforce a judgment against the issuers of such securities.

OTHER INVESTMENTS, INVESTMENT POLICIES AND INVESTMENT STRATEGIES; PRIOR HISTORY

     Certain risks and special considerations of certain of the investment practices in which the U.S. Equity Fund may engage are described above under "Investment Objectives and Policies-Other Investments and Investment Strategies".

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the U.S. Equity Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. The use of currency transactions could result in the U.S. Equity Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce the

U.S. Equity Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

PURCHASE OF SHARES

     Shares of each class of the U.S. Equity Fund may be purchased without any sales charge through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Fund ("Participating Dealers"), or by mailing a purchase order directly to the Transfer Agent, at their net asset value next determined after the purchase order is received. The Distributor and Participating Dealers are responsible for forwarding orders they receive to the Transfer Agent by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above, and their failure to do so will result in investors not receiving that day's net asset value. See "Valuation of Shares".

     Premier Shares of the U.S. Equity Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the U.S. Equity Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the U.S. Equity Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans".

     Group Retirement Plan Shares of the U.S. Equity Fund are offered for sale with no minimum investment requirement to retirement plans, including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the U.S. Equity Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans". Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The U.S. Equity Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to any subsequent investment minimum. The U.S. Equity Fund reserves the right to vary any initial or subsequent investment minimum at any time.

     Purchase orders received by the Distributor or a Participating Dealer and transmitted to the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), generally 4:00 p.m., New York time, on any day net asset value is calculated are priced according to the net asset value of the purchased class of shares determined on that day. Purchase orders received by the Transfer Agent after the close of regular trading on the NYSE are priced as of the time the net asset value per share of the relevant class is next determined. See "Valuation of Shares". Payment is generally due to the Distributor or a Participating Dealer on the third business day (the "Settlement Date") after the trade date. Investors who make payment prior to a Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for such payment until the Settlement Date. The U.S. Equity Fund reserves the right to reject any purchase order and to suspend the offering of its shares for a period of time.

INITIAL INVESTMENTS BY MAIL

     Shares of the U.S. Equity Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.", to:


                           The Lipper Funds, Inc.
                           c/o Chase Global Funds Services Company
                           P.O. Box 2798
                           Boston, MA  02208-2798


     Payment for the purchase of shares received by mail will be credited to an investor's account at the net asset value per share of the purchased class of shares of the U.S. Equity Fund next determined after receipt.

INITIAL INVESTMENT BY WIRE

     Shares of the U.S. Equity Fund may also be purchased by wiring Federal Funds to the Company's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:


          (a) The investor must telephone the Transfer Agent (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund's name and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds.) An account number will then be provided;

          (b) The investor must instruct his or her bank to wire the specified amount to the Company's custodian as follows:


                           The Chase Manhattan Bank
                           New York, NY 10003
                           ABA # 0210-0002-1
                           DDA Acct. #910-2-753168
                           F/B/O The Lipper Funds, Inc.
                           Ref: Lipper U.S. Equity Fund
                           Account Number ______________
                           Account Name ________________

          (c) The investor must forward a completed and signed account application to the Transfer Agent, and mail a copy of the account application (manually signed) to the Company at the address set forth above under "Initial Investments by Mail" as soon as possible. It is important that investors forward the account application to the Transfer Agent and the Company in a timely manner, since shares of the U.S. Equity Fund will not be redeemed, exchanged or transferred until the Transfer Agent receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Company's custodian are open for business.

ADDITIONAL INVESTMENTS

     An investor may add to his or her account by purchasing additional shares of the same class of the U.S. Equity Fund's shares by mailing a check to the Transfer Agent (payable to "The Lipper Funds, Inc.") at its address set forth above under

"Initial Investments by Mail" or by wiring funds to the Company's custodian using the procedures set forth above under "Initial Investment by Wire". It is important that the account number, account name, and the Fund's name and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

     In order to ensure that wire orders are invested promptly, investors are requested to notify the Transfer Agent prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies the U.S. Equity Fund's confirmation statement.

OTHER PURCHASE INFORMATION

     The U.S. Equity Fund reserves the right, in its sole discretion, to suspend the offering of its shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.


     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued under any circumstances. Investors should note that it is considerably more difficult to redeem shares held in certificate form.


     As stated above, shares of the U.S. Equity Fund may be purchased by customers of Participating Dealers. Participating Dealers may impose additional or different conditions or other account fees on the purchase and redemption of Fund shares. Each Participating Dealer is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Participating Dealers should consult their Participating Dealer for information regarding these fees and conditions. Certain Participating Dealers may receive compensation from the Company, the Distributor, the Adviser, or any of the Adviser's affiliates. A salesperson and any other person entitled to receive compensation for selling or servicing U.S. Equity Fund shares may receive different compensation with respect to sales of one class of shares over another.

     Participating Dealers may enter confirmed purchase orders on behalf of their customers. If you buy shares of the U.S. Equity Fund in this manner, your Participating Dealer must transmit your investment order to the Transfer Agent prior to 4:00 p.m. on a business day to receive the net asset value of the purchased class determined on the same day. Participating Dealers are solely responsible to their customers for the timely transmission of all purchase and redemption requests, investment information, documentation and money.

DISTRIBUTION AND SERVICE PLANS

     The Company's Board of Directors has adopted a distribution plan for the Retail Shares of the U.S. Equity Fund pursuant to Rule 12b-1 under the 1940 Act (the "Retail Distribution Plan"), and a shareholder servicing plan for the Group Retirement Plan Shares of the U.S. Equity Fund (the "Group Retirement Servicing Plan"). Potential investors should read this Prospectus in light of the terms governing the agreement between their Participating Dealers and the Distributor.

RETAIL DISTRIBUTION PLAN

     Under the Retail Distribution Plan, the U.S. Equity Fund, at the expense of its Retail Shares, pays the Distributor for distributing the Fund's Retail Shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Retail Shares. The Distributor may pay one or more Participating Dealers a fee in respect of distribution of the U.S. Equity Fund's Retail Shares. The Distributor determines the amounts, if any, to be paid to Participating Dealers under the

Retail Distribution Plan and the basis on which such payments are made. The Retail Distribution Plan also provides that the Adviser may pay Participating Dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive receipt of fees under the Retail Distribution Plan while retaining the ability to be paid under the Retail Distribution Plan thereafter. The foregoing fees payable under the Retail Distribution Plan are payable without regard to actual expenses incurred.

GROUP RETIREMENT SERVICING PLAN

     The Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's administrator and Transfer Agent. Under the Group Retirement Servicing Plan, the U.S. Equity Fund, at the expense of its Group Retirement Plan Shares, may pay one or more Participating Dealers and/or the Distributor up to 0.25% (on an annualized basis) of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares; processing dividend and distribution payments from the U.S. Equity Fund on behalf of customers; arranging for bank wires; providing subaccounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for subaccounting; forwarding shareholder communications from the U.S. Equity Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Company's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Participating Dealer; responding to customer inquiries relating to the services performed by the Participating Dealer or the Distributor; responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and providing other similar shareholder liaison services. Fees payable under the Group Retirement Servicing Plan are not paid to Participating Dealers or the Distributor with respect to other classes of shares of the U.S. Equity Fund. Investors who are or anticipate becoming beneficial owners of Group Retirement Plan Shares should read this Prospectus in light of the terms and fees governing their accounts with Participating Dealers.

OTHER

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks from purchasing mutual fund shares as agent for a customer. Accordingly, banks will be engaged to act as Participating Dealers only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, alternative means for continuing the servicing of such customers would be sought.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to state laws.

REDEMPTION OF SHARES


     Shareholders may request redemption of their shares at any time. When a redemption request is received in proper form, the U.S. Equity Fund will redeem the shares at the next determined net asset value of the class of shares being redeemed. The proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon the net asset value of the shares being redeemed at the time of redemption. If a shareholder holds shares in more than one class of the U.S. Equity Fund, any request for redemption must specify the class of shares being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of a class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from the Distributor or a Participating Dealer, or if the shareholder's account is not with the Distributor or a Participating Dealer, from the shareholder directly.

     The U.S. Equity Fund normally transmits redemption proceeds for credit to the shareholder's account at the Distributor or a Participating Dealer at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds. A shareholder who pays for shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Shares will not be redeemed until the Transfer Agent has received the shareholder's account application.

     If an investor in Premier Shares or Retail Shares of the U.S. Equity Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the U.S. Equity Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. In addition, the U.S. Equity Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, or under certain special circumstances described in the Statement of Additional Information under "Additional Redemption Information".

     Shares of the U.S. Equity Fund may be redeemed in one of the following ways:


REDEMPTION THROUGH THE DISTRIBUTOR OR A PARTICIPATING DEALER

     Redemption requests may be made through the Distributor or a Participating Dealer. A shareholder desiring to redeem shares represented by certificates must also present such certificates to the Distributor or a Participating Dealer endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until such certificates are received by the Transfer Agent in proper form. The Transfer Agent is located at 73 Tremont Street, Boston, MA 02108.

REDEMPTION BY MAIL

     Redemption requests also may be mailed to the Transfer Agent at the following address:

                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA 02208-2798

     A mailed request to redeem shares must include the following:

          (a) Stock certificates representing the shares redeemed, if issued;

          (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) Any required signature guarantees (see "Signature Guarantees" below); and

          (d) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.

SIGNATURE GUARANTEES

     To protect investors, the Company and the Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, or (2) when the registered shareholder requests a transfer of shares to another person(s). The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares and class of shares to be redeemed; or
(3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).

REDEMPTION BY TELEPHONE

     Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling the Transfer Agent at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Social Security number or tax I.D. number and account address.

     To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at its address set forth above under "Redemption by Mail". Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. An investor cannot redeem shares by telephone if he or she holds stock certificates for the shares. Please contact 1-800-LIPPER9 for further details.

REDEMPTION IN KIND


     If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the U.S. Equity Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission (the "SEC"). Investors may incur brokerage charges on the sale of securities so received in payment of redemptions.


EXCHANGE PRIVILEGE


     The Exchange Privilege enables investors to purchase, in exchange for shares of the U.S. Equity Fund, shares of certain other Funds of the Company, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which the investor is exchanging. If an investor desires to use the Exchange Privilege, he or she should consult the Distributor or his or her Participating Dealer to determine if it is available and whether any other conditions are imposed on its use.

     To use the Exchange Privilege, an investor or his or her Participating Dealer acting on his or her behalf must give exchange instructions to the Transfer Agent by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value. No fees currently are charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

     Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the Fund into which he or she wishes to exchange.

     Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Company's Board of Directors to assure that exchanges do not disadvantage the Funds or their shareholders. Shares held in a broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her Participating Dealer to exchange such shares. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of the U.S. Equity Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

EXCHANGE BY MAIL

In order to exchange shares by mail, an investor must include in the exchange request the name and account number for his or her current Fund, the class of such Fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares-Redemption by Mail". The request to exchange shares must be sent to:


                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA  02208-2798

EXCHANGE BY TELEPHONE


     Provided that an investor has previously established the telephone exchange privilege when completing an account application, he or she may request an exchange of shares by calling the Transfer Agent at 1-800-LIPPER9. If an investor selects a telephone exchange privilege, he or she authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When exchanging shares by telephone, an investor should have ready the name and account number for his or her current Fund, the class of such Fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, his or her Social Security number or tax I.D. number and account address.

TRANSFER OF REGISTRATION

     An investor may transfer the registration of the U.S. Equity Fund shares to another person by writing to the Transfer Agent at the address set forth above under "Redemption of Shares-Redemption by Mail".


VALUATION OF SHARES


     The net asset value per share of each class of shares of the U.S. Equity Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each class of shares of the U.S. Equity Fund is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the net assets of the U.S. Equity Fund attributable to that class by the total number of shares of that class outstanding. Generally, the U.S. Equity Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects the fair value of those investments. Occasionally, events which affect the values of such securities may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the U.S. Equity Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under procedures established by the Company's Board of Directors. Further information regarding the Company's valuation policies is contained in the Statement of Additional Information.


MANAGEMENT OF THE COMPANY

GENERAL

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Company, including agreements with the Distributor, Adviser, administrator, custodian and Transfer

Agent. The day-to-day operations of the Company are delegated to the Adviser and to the Company's administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Company.

INVESTMENT ADVISER


     Lipper Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as investment adviser to the U.S. Equity Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     The Adviser is an affiliate of Lipper, which acts as the U.S. Equity Fund's distributor. Each of the Adviser's officers or employees involved in managing the U.S. Equity Fund is also an officer or employee of Lipper or one of its affiliates. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities, U.S. small capitalization equities, merger arbitrage and preferred stocks. An affiliate of Lipper also serves as the general partner to several investment limited partnerships organized in the U.S. or offshore. Lipper is also registered as a broker-dealer with the SEC and the NASD.

     Kenneth Lipper is the President of the Adviser and head of the Investment Committee for the U.S. Equity Fund. Mr. Lipper has been President of Lipper (together with its predecessor, Lipper & Company, Inc.) since 1986. Mr. Lipper was a General Partner of Lehman Brothers Inc from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is the author of the novel "Wall Street" and the screenplay "City Hall". He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1986, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director of New Holland N.V., a trustee of the Rockefeller Brothers Fund, a member of the Federal Reserve Bank of New York's International Advisory Board and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources, and the Visitor's Committee of the Kennedy School of Government at Harvard University.

     Abraham Biderman is an Executive Vice President of the Adviser and of Lipper. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P. ("Lipper Convertibles"), an investment limited partnership under management by an affiliate of Lipper and the Adviser. Mr. Biderman joined Lipper & Company, Inc. in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Edward Strafaci is the Director of Fixed Income Money Management for the Adviser and for Lipper. Mr. Strafaci is principally responsible for the trading operations of Lipper Convertibles. He has managed Lipper Convertibles since 1989, and has been a trader with Lipper Convertibles since its inception in 1985. Prior to joining Lipper Convertibles, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.S. from St. John's University.

     Michael Visovsky is a member of the Investment Committee for the U.S. Equity Fund and is the Director of Research for Lipper. Mr. Visovsky is responsible for all of the Adviser's and Lipper's research operations, and has been responsible for research for the convertible arbitrage portfolio of Lipper Convertibles since its inception in 1985. Previously, Mr. Visovsky was a research analyst at Dean Witter Reynolds Inc. He received a law degree from Brooklyn Law School and is a member of the New York State Bar. Mr. Visovsky received his M.B.A. from New York University and his B.B.A. from Baruch College
(CUNY).

     Nancy Friedman is a member of the Investment Committee for the U.S. Equity Fund and is a Vice President in charge of equity research for Lipper. Ms. Friedman joined Lipper in 1993. Prior to joining Lipper, she served as a securities analyst at Lehman Brothers Inc. from 1985 to 1993. From 1982 to 1985, Ms. Friedman worked for Merrill Lynch & Co. as a securities analyst in its Capital Markets department. Ms. Friedman received her B.A. from Barnard College, Columbia University and her M.B.A. from New York University.

     Max Zentman is a member of the Investment Committee for the U.S. Equity Fund and is a Vice President in charge of equity research for Lipper. Mr. Zentman has over twenty-six years of equity research and investment management experience. Prior to joining Lipper, Mr. Zentman served as Portfolio Manager at Bethlehem Steel Pension Trust and Senior Equity Research Analyst, Woodbridge Capital Management Division of Comerica Bank. Mr. Zentman also served as Investment Officer and Research Analyst at Marine National Exchange Bank and Investment Analyst at Manufacturers National Bank. Mr. Zentman graduated with a B.S. in Finance and an M.A. in Economics from Wayne State University.

COMPENSATION

     For its services under its investment advisory agreement with the Company with respect to the U.S. Equity Fund, the Adviser is entitled to receive an annual fee computed daily and paid monthly at the annual rate of 0.85%. From time to time, the Adviser may voluntarily waive for a period of time all or a portion of the fee to which it is entitled under its investment advisory agreement with the Company with respect to the U.S. Equity Fund.

     The investment advisory fees for the U.S. Equity Fund are higher than the investment advisory fees paid by most investment companies, a universe of companies which includes money market funds and other investment companies that invest primarily in low risk instruments, and investment companies which are not actively managed such as index funds. The Adviser believes, however, that such fees are within the range of fees charged by investment advisers to investment companies that have comparable investment objectives, policies and strategies to those of the U.S. Equity Fund. The Adviser may from time to time pay certain Participating Dealers out of its investment advisory fees, past profits or other sources available to it for providing certain administrative services to its customers. Such compensation does not represent an additional expense to the U.S. Equity Fund or its shareholders.

DISTRIBUTOR

     Lipper & Company, L.P., located at 101 Park Avenue, New York, NY 10178, serves as the Company's distributor. The Distributor is entitled to receive an annual distribution fee with respect to the U.S. Equity Fund's Retail Shares, and may receive all or a portion of the annual service fee, if any, paid with respect to the Fund's Group Retirement Plan Shares. See "Distribution and Service Plans".

ADMINISTRATOR

     Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, serves as the Company's administrator (the "Administrator"). The Administrator calculates the net asset value of each class of the U.S. Equity

Fund's shares and generally assists in all aspects of the Company's administration and operation. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the value of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Administrator is located at 73 Tremont Street, Boston, MA 02108.

EXPENSES

     The U.S. Equity Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The U.S. Equity Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. The U.S. Equity Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares.

DIVIDENDS

     The policy of the U.S. Equity Fund is to distribute its net investment income and net capital gain, if any. Shares of the U.S. Equity Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. Unless a shareholder instructs that dividends and capital gains distributions on shares of a class be paid in cash and credited to the shareholder's account at the Distributor or a Participating Dealer, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at the net asset value of that class at the time of reinvestment.

     The U.S. Equity Fund intends to distribute substantially all of its net investment income to shareholders annually. The U.S. Equity Fund intends to distribute net capital gain, if any, with the last dividend for the calendar year.

     Dividends paid by each class of the U.S. Equity Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Shares subject to payments under the U.S. Equity Fund's Distribution or Servicing Plan will receive lower per share dividends than shares not subject to such payment because of the higher expenses borne by such shares.

     Each shareholder or its authorized representative will receive an annual statement detailing the amount of any dividends and distributions made during each year and their federal tax qualification.

TAXES

     The U.S. Equity Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code. If so qualified, the U.S. Equity Fund will not be subject to federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year. To qualify as a regulated investment company, the U.S. Equity Fund must, among other things, distribute to its shareholders at least 90% of its net investment income for such taxable year. However, the U.S. Equity Fund would be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income or net capital gain. If in any year the U.S. Equity Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

     The U.S. Equity Fund intends to distribute substantially all of its net investment income each year. Such distributions, whether paid in cash or reinvested in additional shares, of net investment income will be taxable as ordinary income. Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code. A portion of such distributions may qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Distributions to shareholders of net capital gain that are designated by the U.S. Equity Fund as "capital gain dividends", whether paid in cash or reinvested in additional shares, will be taxable as long-term capital gain regardless of how long the shares have been held by such shareholders. Under recently enacted legislation, the maximum rate of tax on long-term capital gain of individuals will generally be reduced from 28% to 20% (10% for gain otherwise taxed at 15%) for long-term capital gain realized with respect to capital assets held for more than 18 months. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the U.S. Equity Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, if a shareholder disposes of a share of the U.S. Equity Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares of the U.S. Equity Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

     Dividends and distributions by the U.S. Equity Fund are generally taxable to the shareholders in the year of receipt. Any dividend or distribution declared by the U.S. Equity Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as received by the shareholders as of December 31 of such year.

     The U.S. Equity Fund may engage in hedging. See "Investment Objective and Policies-Other Investments and Investment Strategies-Hedging and Derivatives". Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the U.S. Equity Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the U.S. Equity Fund and defer recognition of certain of the U.S. Equity Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the U.S. Equity Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the U.S. Equity Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The U.S. Equity Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the U.S. Equity Fund as a regulated investment company.

     The U.S. Equity Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (1) the shareholder fails to furnish the U.S. Equity Fund with the shareholder's correct taxpayer identification number, (2) the Internal Revenue Service ("IRS") notifies the U.S. Equity Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

     Ordinary income dividends paid by the U.S. Equity Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

         If the U.S. Equity Fund invests in foreign securities, it may be required to pay withholding or other taxes to foreign governments on dividends and interest. Shareholders will bear the cost of any foreign taxes but may be able to claim a foreign tax credit or deduction for these foreign taxes.

     The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the U.S. Equity Fund and its shareholders. As noted above, IRAs and qualified retirement plans receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the U.S. Equity Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the U.S. Equity Fund should consult their tax advisers with specific reference to their own tax situation.


PERFORMANCE INFORMATION


     From time to time, the "total return", "yield" and "effective yield" of each class of shares of the U.S. Equity Fund may be quoted in advertisements or reports to shareholders. Total return figures show the average percentage change in the value of an investment from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the U.S. Equity Fund's class of shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. These figures also take into account the distribution fee payable with respect to the U.S. Equity Fund's Retail Shares and the service fee, if any, payable with respect to the Fund's Group Retirement Plan Shares. See "Distribution and Service Plans".

     Total return figures will be given for the recent one-, five- and ten-year periods, if available, and may be given for other periods as well, such as on a year-by-year basis. When considering average annual total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment for the specific period (again reflecting changes in prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (that is, change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in distribution and service fees and certain other expenses, the performance of each of the classes of the U.S. Equity Fund will differ.

     In reports or other communications to shareholders or in advertising materials, performance of the U.S. Equity Fund may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Company Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information contains a further description of the methods used to determine performance. Investors may contact the Distributor to obtain current performance figures.

     The investment performance of the U.S. Equity Fund for various periods through December 31, 1997 is illustrated below. Past performance of the U.S. Equity Fund should not be considered as indicative of the U.S. Equity Fund's future performance.

                                  TOTAL RETURN

                                   12 Months Ended           Average Annual
                                December 31, 1997(1)   Return Since Inception(2)
                                --------------------   -------------------------
   U.S. EQUITY FUND
     Premier Shares                    18.96%                   19.24%
     Retail Shares                     18.58%                   19.15%
     Group Retirement Plan Shares      18.55%                   19.17%

----------

(1) Fee waivers and reimbursements were in effect for the U.S. Equity Fund during 1996 and 1997 without which total returns would have been lower.

(2) The U.S. Equity Fund commenced investment operations on January 2, 1996. The U.S. Equity Fund's Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance information for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the U.S. Equity fund's Premier Shares which are not subject to shareholder servicing or distribution expenses borne by these classes of shares.


ADDITIONAL INFORMATION


     The Company was incorporated in Maryland on August 22, 1995. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of three series of shares, one series corresponding to each of the U.S. Equity Fund, Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund, and three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment funds or additional classes of shares of the Funds.

     Shares of each class of the U.S. Equity Fund represent interests in the Fund in proportion to the net asset value of each class. The U.S. Equity Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.

     All shares of the Company, when issued, will be fully paid and nonassessable.


     The Chase Manhattan Bank is located at 270 Park Avenue, New York, NY 10017, and serves as custodian of the Company's investments.


     Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108, and serves as the Company's transfer agent.


     The U.S. Equity Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the U.S. Equity Fund's printing and mailing costs, the Fund may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. In addition, the U.S. Equity Fund may consolidate the mailing of its Prospectus so that a shareholder of the Fund having multiple accounts would receive a single Prospectus annually. Any shareholder who does not want this consolidation to apply to his or her account should contact the Transfer Agent. Shareholders may direct inquiries regarding the Company to 1-800-LIPPER9.

         INVESTMENT ADVISER


         Lipper & Company, L.L.C.                      THE LIPPER FUNDS, INC.
         101 Park Avenue, 6th Floor
         New York, NY  10178
         (212) 883-6333                               LIPPER U.S. EQUITY FUND


         ADMINISTRATOR AND TRANSFER AGENT

         Chase Global Funds Services Company
         73 Tremont Street, 9th Floor
         Boston, MA  02108
         1-800-LIPPER9

         CUSTODIAN

         The Chase Manhattan Bank
         270 Park Avenue
         New York, NY  10017

                                                            PROSPECTUS AND

         LEGAL COUNSEL                                 NEW ACCOUNT APPLICATION

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, NY  10017


         INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP
         1177 Avenue of the Americas
         New York, NY  10036


         BOARD OF DIRECTORS
         Kenneth Lipper
         Chairman of the Board,
           The Lipper Funds, Inc.
         President and Chairman,
           Lipper & Company

         Stanley Brezenoff
         Chief Executive Officer,
           Maimonides Medical Center

         Martin Maltz
         Principal Scientist,
           Xerox Corporation

         Irwin Russell
         Attorney,
         Law Offices of Irwin E. Russell
         Director,
           The Walt Disney Company

P R O S P E C T U S

                         PRIME LIPPER EUROPE EQUITY FUND



A no-load portfolio of


The Lipper Funds, Inc.
101 Park Avenue
New York, NY 10178
For information call 1-800-LIPPER9


     The Prime Lipper Europe Equity Fund (the "Europe Equity Fund" or the "Fund") is a diversified no-load portfolio of The Lipper Funds, Inc. (the "Company"). The Europe Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of common stocks of issuers located in Europe believed to have the capacity for strong levels of growth based on factors such as financial strength, earnings growth, industry position and management.

     As described in this Prospectus, the Company offers the shares of the Europe Equity Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Shares of the Europe Equity Fund are available without any sales charge through Lipper & Company, L.P., the Company's distributor (referred to herein as "Lipper" or the "Distributor"), the Company's transfer agent and certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Europe Equity Fund.

     The Company is an open-end investment company that offers three diversified no-load portfolios: the Europe Equity Fund, Lipper U.S. Equity Fund and Lipper High Income Bond Fund. Copies of the prospectuses for the Lipper U.S. Equity Fund and the Lipper High Income Bond Fund may be obtained by writing or calling the Distributor at the address and telephone numbers set forth above.

     Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund (the "Adviser").


                                                             Continued on Page 2

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 25, 1998

Continued from Cover


     Shares of the U.S. Government Money Market Fund-Vista SharesSM are also made available by the Distributor to qualified investors who are investors in the Europe Equity Fund. Further information regarding the U.S. Government Money Market Fund-Vista SharesSM and its current prospectus may be obtained by writing or calling the Distributor at the address and telephone number set forth above.



     This Prospectus sets forth concisely the information about the Company and the Europe Equity Fund that a prospective investor should know before investing and it should be retained for future reference. Additional information about the Company and the Europe Equity Fund is contained in the Company's Statement of Additional Information, dated March 25, 1998 (which may be amended or supplemented from time to time), which is incorporated herein in its entirety by reference. The Statement of Additional Information is available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

SHARES OF THE EUROPE EQUITY FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE EUROPE EQUITY FUND INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY...........................................................  4

EXPENSES.....................................................................  6

FINANCIAL HIGHLIGHTS.........................................................  8

INVESTMENT OBJECTIVE AND POLICIES............................................  9

INVESTMENT LIMITATIONS....................................................... 13

THE TRANSFER................................................................. 14

RISK FACTORS AND SPECIAL CONSIDERATIONS...................................... 14

PURCHASE OF SHARES........................................................... 16

DISTRIBUTION AND SERVICE PLANS............................................... 18

REDEMPTION OF SHARES......................................................... 20

EXCHANGE PRIVILEGE........................................................... 22

VALUATION OF SHARES.......................................................... 23

MANAGEMENT OF THE COMPANY.................................................... 24

DIVIDENDS.................................................................... 26

TAXES........................................................................ 27

PERFORMANCE INFORMATION...................................................... 29

ADDITIONAL INFORMATION....................................................... 30

THE LIPPER FUNDS, INC. IS NOT ASSOCIATED WITH LIPPER ANALYTICAL SERVICES, INC.

PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus.

THE COMPANY


     The Company consists of three no-load portfolios and offers investors a range of investment choices. The Europe Equity Fund's investment objective is capital appreciation, which it seeks to achieve by investing primarily in a diversified portfolio of widely-traded common stocks of issuers located in Europe believed to have the capacity for strong levels of growth based on factors such as product offerings, financial strength, earnings growth, industry position and management.




INVESTMENT ADVISER

     Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund. The Adviser is a joint venture between Lipper, the Fund's distributor, and Prime S.p.A. ("Prime"), a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of approximately $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. large capitalization and small capitalization equities, merger arbitrage and preferred stocks. Prime, through subsidiaries and affiliates, is among the largest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $5.3 billion in assets under management at December 31, 1997 from domestic and international investors. See "Management of the Company".

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Prospective investors should consider certain risks associated with an investment in the Europe Equity Fund. There is no assurance that the Europe Equity Fund will achieve its investment objective. The value of the Europe Equity Fund's investments, and thus the net asset value of each class of the Fund's shares, can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Fund invests. The Europe Equity Fund may use various investment practices that involve special considerations, including investing in illiquid securities, investing in foreign securities, and engaging in hedging and derivatives, each of which involves special risks. See "Risk Factors and Special Considerations".

HOW TO INVEST

     Premier Shares, Retail Shares and Group Retirement Plan Shares of the Europe Equity Fund may be purchased without any sales charge at their next determined net asset value through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, or by mailing a purchase order directly to Chase Global Funds Services Company, the Company's transfer agent (the "Transfer Agent"). See "Purchase of Shares".

     Premier Shares of the Europe Equity Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the Europe Equity Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the Europe Equity Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans."


     Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").


     Group Retirement Plan Shares of the Europe Equity Fund are offered for sale with no minimum investment requirement to retirement plans including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the Europe Equity Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans." Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The Europe Equity Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to a subsequent investment minimum. The Europe Equity Fund reserves the right to vary any initial or subsequent investment minimum at any time.

HOW TO REDEEM

     Shares of each class may be redeemed at their net asset value next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. There is no deferred sales charge imposed on redemptions. If an investor in Premier Shares or Retail Shares of the Europe Equity Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the Europe Equity Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. See "Redemption of Shares" and "Valuation of Shares".

DIVIDENDS AND CAPITAL GAINS

     The Europe Equity Fund intends to distribute substantially all of its net investment income, if any, in the form of annual dividends. The Europe Equity Fund intends to distribute its net capital gain, if any, at least annually.

     Unless a shareholder in the Europe Equity Fund instructs that dividend and capital gain distributions be paid in cash, dividend and capital gain distributions will be reinvested automatically in additional shares of the same class of shares of the Fund at the net asset value of that class at the time of reinvestment.

     Dividends paid by each class of the Europe Equity Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Retail Shares and Group Retirement Plan Shares of the Europe Equity Fund will receive lower per share dividends than Premier Shares because of the distribution and service fees borne by the Retail and Group Retirement Plan Shares, respectively. See "Distribution and Service Plans".

EXPENSES

     The Europe Equity Fund offers multiple classes of shares. Each share of the Europe Equity Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of the Europe Equity Fund:


   Shareholder Transaction Expenses                           Europe Equity Fund
   --------------------------------                           ------------------
   Maximum Sales Charge Imposed on Purchases                       None
   Maximum Sales Charge Imposed on Reinvested Dividends            None
   Maximum Contingent Deferred Sales Charge                        None
   Exchange Fees                                                   None
   ANNUAL OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
   Investment Advisory Fees
            Premier Shares                                         1.10%
            Retail Shares                                          1.10%
            Group Retirement Plan Shares                           1.10%
   Administrative Fees
            Premier Shares                                         0.20%
            Retail Shares                                          0.20%
            Group Retirement Plan Shares                           0.20%
   12b-1 Fees
            Premier Shares                                         None
            Retail Shares                                          0.25%
            Group Retirement Plan Shares                           None
   Service Fees
            Premier Shares                                         None
            Retail Shares                                          None
            Group Retirement Plan Shares                           0.25%
   Other Expenses
            Premier Shares                                         0.29%
            Retail Shares                                          0.29%
            Group Retirement Plan Shares                           0.29%
                                                              ------------------
   Total Annual Operating Expenses
            Premier Shares                                         1.59%
            Retail Shares                                          1.84%
            Group Retirement Plan Shares                           1.84%

     Based upon payment by the Europe Equity Fund of operating expenses at the levels set forth in the table above, the following example illustrates the projected dollar amount of cumulative expenses an investor would pay on a $1,000 investment in the Europe Equity Fund, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                                    Europe Equity Fund
                                                    ------------------
         Premier Shares
                  1 Year                                  $ 16
                  3 Years                                 $ 50
                  5 Years                                 $ 87
                  10 Years                                $189

         Retail Shares
                  1 Year                                  $ 19
                  3 Years                                 $ 58
                  5 Years                                 $100
                  10 Years                                $216

         Group Retirement Plan Shares
                  1 Year                                  $ 19
                  3 Years                                 $ 58
                  5 Years                                 $100
                  10 Years                                $216

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE EUROPE EQUITY FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. THE ADVISER IN ITS DISCRETION MAY TERMINATE VOLUNTARY REIMBURSEMENTS AT ANY TIME.

     Certain investment dealers, banks and financial services firms may charge their customers direct fees for effecting transactions in the Europe Equity Fund's shares; such fees are not reflected in the foregoing tables. See "Purchase of Shares", "Redemption of Shares" and "Distribution and Service Plans".

FINANCIAL HIGHLIGHTS


     The following table provides selected per share data and ratios for the Premier Shares, Retail Shares and Group Retirement Plan Shares for the period ended December 31, 1996 and the year ended December 31, 1997, for the Europe Equity Fund. The information presented below has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Annual Report, which is available upon request and without charge. The following should be read in conjunction with the financial statements including the notes thereto, which are also contained in the Annual Report.

                               EUROPE EQUITY FUND

                                                                                                         GROUP RETIREMENT
                                                          PREMIER SHARES           RETAIL SHARES            PLAN SHARES
                                                          --------------           -------------            -----------
                                                      January 1,   April 1,    January 1,   April 11,  January 1,   April 12,
                                                       1997 to    1996** to     1997 to    1996*** to   1997 to     1996***
                                                       December    December     December    December    December    December
                                                       31, 1997    31, 1996     31, 1997    31, 1996    31, 1997    31, 1996
                                                       --------    --------     --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.25      $10.00       $11.25       $9.93      $11.24       $9.92
                                                        ------      ------       ------       -----      ------       -----

INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income(1)                             0.05        0.04         0.02       (0.01)       0.03       (0.02)
     Net Realized and Unrealized Gain on
       Investments                                        2.06        1.62         2.05        1.73        2.05        1.74
                                                        ------      ------       ------       -----      ------       -----
         Total from Investment Operations                 2.11        1.66         2.07        1.72        2.08        1.72
                                                        ------      ------       ------       -----      ------       -----

DISTRIBUTIONS:
     Net Investment Income                               (0.03)      (0.02)          --       (0.01)      (0.01)      (0.01)
     In Excess of Net Investment Income                  (0.00)****     --        (0.00)****     --       (0.00)****     --
     Net Realized Gain                                   (1.59)      (0.39)       (1.59)      (0.39)      (1.59)      (0.39)
                                                        ------      ------       ------       -----      ------       -----
         Total Distributions                             (1.62)      (0.41)       (1.59)      (0.40)      (1.60)      (0.40)
                                                        ------      ------       ------       -----      ------       -----

NET ASSET VALUE, END OF PERIOD                          $11.74      $11.25       $11.73      $11.25      $11.72      $11.24
                                                        ======      ======       ======      ======      ======      ======

TOTAL RETURN(2)                                          18.83%      16.68%       18.49%      17.37%      18.60%      17.40%
                                                        ======      ======       ======      ======      ======      ======

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                      $82,787     $62,942       $1,137        $609        $941        $195
Ratios After Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                       1.59%       1.60%*       1.84%       1.85%*      1.84%       1.85%*
     Net Investment Income to Average Net Assets          0.43%       0.53%*       0.16%      (0.13)%*     0.34%      (0.43)%*
Ratios Before Expense Waiver and/or Reimbursement:
     Expenses to Average Net Assets                       1.59%       1.78%*       1.84%       2.07%*      1.84%       2.04%*
     Net Investment Income to Average Net Assets          0.43%       0.35%*       0.16%      (0.35)%*     0.34%      (0.62)%*
Portfolio Turnover Rate                                     71%         34%          71%         34%         71%         34%
Average Broker Commission Rate                         $0.0571     $0.0746      $0.0571     $0.0746     $0.0571     $0.0746

----------

*    Annualized.

**   Commencement of Fund operations.

***  Initial offering of shares by the Fund.

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses was:

                                           Period Ended
                                        December 31, 1996
                                        -----------------
     Premier Shares                            $0.01
     Retail Shares                             $0.02
     Group Retirement Plan Shares              $0.01

**** Amount is less than $0.001 per share.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total Returns for periods of less than one year are not annualized.

INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Europe Equity Fund is described below, together with the policies it employs in seeking to achieve its objective. There is no assurance that the Fund will attain its objective. The Europe Equity Fund's investment objective and the investment policies described below are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. In addition to the investment policies described below, the Adviser may utilize certain investment strategies and techniques in managing the Europe Equity Fund, as described below under "Other Investments and Investment Strategies".

     The Europe Equity Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in a diversified portfolio of common stocks of "European Companies". Under normal market conditions, at least 65% of the total assets of the Europe Equity Fund will be invested in common stocks of "European Companies". "European Companies" include companies that (1) are organized under the laws of a European country, (2) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made or services performed, in or with a European country or countries, or have at least 50% of their assets in a European country or countries, or (3) have securities which are traded principally on a stock exchange in a European country. The Adviser intends under current market conditions to focus on companies organized under the laws of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland, the United Kingdom and Ireland. The Europe Equity Fund may also invest from time to time in common stocks of issuers organized under the laws of Greece, Norway and Portugal. The Adviser has no present intention to invest in common stocks of issuers principally based in Eastern Europe or other emerging market countries. The portion of the Europe Equity Fund's assets not invested in common stocks may be invested in preferred stock, convertible securities, rights and warrants, depositary receipts, and Temporary Investments as described below. Although the Europe Equity Fund intends to invest primarily in securities listed on foreign stock exchanges, it will also invest in securities traded in over-the-counter markets, and may also from time to time invest in securities for which a public market does not exist or whose transfer will be restricted. See "Other Investments and Investment Strategies-Illiquid Securities".

     The Adviser is a joint venture between Lipper and Prime S.p.A., a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company, and combines the investment approach developed by Lipper with Prime's European-based investment management expertise. The Adviser emphasizes those companies that it believes will benefit from the political, social and economic changes and reforms taking place in Europe. Common characteristics shared by such companies include product lines or services with historical and projected rising demand, superior historical and projected growth prospects and financial strength to support long-term growth through capital investment.

     The Europe Equity Fund does not intend to concentrate its investments in a particular industry or group of industries, and expects to invest its assets in a broad range of issuers. While the Europe Equity Fund is not subject to any specific geographic diversification requirements, the Europe Equity Fund emphasizes investment in the more liquid European markets in an effort to reduce risk. In addition, the Adviser currently intends to allocate the Europe Equity Fund's investments among major European markets to reduce currency risk. The Europe Equity Fund will not, under normal circumstances, invest in the stocks of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors and Special Considerations-Risk of Investment in Foreign Securities".

TEMPORARY INVESTMENTS

     For temporary defensive purposes, the Europe Equity Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Limitations"), in cash and/or certain high quality short-term debt instruments described below. The Europe Equity Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses.

     The short-term debt instruments in which the Europe Equity Fund may invest include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); obligations issued or guaranteed by other governments or one of their agencies or instrumentalities; obligations issued or guaranteed by international organizations designed or supported by multiple foreign government entities to promote economic reconstruction or development; bank obligations, such as certificates of deposit, time deposits and bankers' acceptances; corporate debt obligations, including commercial paper; and repurchase agreements. To be eligible for investment under the circumstances described above, such instruments (other than U.S. Government Securities) must be issued by an issuer having a short-term debt rating of A-1 or better by S&P, a rating of Prime-1 by Moody's, a comparable rating from another nationally recognized statistical rating organization or, if unrated, deemed to be of equivalent quality by the Adviser.


OTHER INVESTMENTS AND INVESTMENT STRATEGIES


     DEPOSITARY RECEIPTS. The Europe Equity Fund may invest in Depositary Receipts. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs, and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The Europe Equity Fund will treat Depositary Receipts as interests in the underlying securities for purposes of its investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. See "Risk Factors and Special Considerations-Risk of Investments in Foreign Securities". The Europe Equity Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment). See the Statement of Additional Information for certain risks related to unsponsored Depositary Receipts.

     CONVERTIBLE SECURITIES. The Europe Equity Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     WARRANTS. The Europe Equity Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID SECURITIES. The Europe Equity Fund will not invest more than 15% of the value of its total assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Europe Equity Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that the Fund may be unable to sell such a security at the desired time. The price at which the Europe Equity Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, the Europe Equity Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Europe Equity Fund's ability to dispose of particular securities and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Europe Equity Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. See "Investment Objective and Policies-Additional Information on Portfolio Instruments and Certain Investment Strategies-Illiquid and Restricted Securities" in the Statement of Additional Information.

     PREFERRED STOCK. The Europe Equity Fund may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation which pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     REPURCHASE AGREEMENTS. The Europe Equity Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The Europe Equity Fund would enter into repurchase agreements to generate additional income. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Europe Equity Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     OTHER INVESTMENT FUNDS. The Europe Equity Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Europe Equity Fund as a general rule may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, the Europe Equity Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, the Europe Equity Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which the Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund, as described below under "Investment Limitations".

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Europe Equity Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. The Europe Equity Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. The Europe Equity Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When the Europe Equity Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its custodian equal to the payment that will be due.

     BORROWING. The Europe Equity Fund may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The Europe Equity Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The Europe Equity Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Europe Equity Fund may decline below the price at which the Europe Equity Fund is obligated to repurchase such securities.

     LOANS OF FUND SECURITIES. The Europe Equity Fund may lend its portfolio securities consistent with its investment policies, in order to generate additional income. The Europe Equity Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the judgment of the Adviser, the income to be earned from the loans justifies the attendant risks.

     SHORT SALES. The Europe Equity Fund may make short sales of securities "against the box". A short sale is a transaction in which the Europe Equity Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale the Europe Equity Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     HEDGING AND DERIVATIVES. The Europe Equity Fund is authorized to use various hedging and investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates or other factors relevant to the Fund's investments, such as rates of inflation), or to seek to increase the Fund's income or capital appreciation. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Europe Equity Fund's assets that may be used in connection with the investment strategies described below appear in the Statement of Additional Information.

     Subject to the constraints described above, the Europe Equity Fund may purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, securities indices, currencies and other financial instruments and enter into currency forward contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives"). The Europe Equity Fund will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Europe Equity Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Europe Equity Fund may use any or all types of the above-described Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Europe Equity Fund to utilize Derivatives successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require the Europe Equity Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. See "Risk Factors and Special Considerations-Other Investments and Investment Strategies".


     A detailed discussion of Derivatives, including the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in the Statement of Additional Information.


     The degree of the Europe Equity Fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes".

INVESTMENT LIMITATIONS

     The investment limitations enumerated below are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Europe Equity Fund's outstanding shares. However, the Europe Equity Fund's investment objective and the other investment policies described herein may be changed by the Board of Directors without shareholder approval at any time. The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by the Europe Equity Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. If there is a change in the investment objective of the Europe Equity Fund, shareholders of the Fund should consider whether the Fund remains an appropriate investment for them in light of their then current financial position and needs. (A complete list of the Europe Equity Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Limitations".)

     The Europe Equity Fund may not purchase the securities of any one issuer if as a result of such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

     The Europe Equity Fund may not borrow money, except that the Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% (including the amount borrowed) of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by the Europe Equity Fund, including interests in another registered investment company, when borrowings exceed 5% of total net assets.

     The Europe Equity Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities; and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund. The Europe Equity Fund would invest all or substantially all of its assets in another registered investment company in connection with the adoption by the Company of a "master-feeder" structure.

     The Europe Equity Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Europe Equity Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

THE TRANSFER

     The Europe Equity Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Europe Equity Fund exchanged Premier Shares for certain portfolio securities of the Partnership (the "Transfer"). Premier Shares received in the Transfer were distributed to the Partnership's limited partners who elected to participate in the Transfer. To the extent that the Europe Equity Fund acquired securities in the Transfer that have appreciated in value from the date originally acquired by the Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering after the Transfer. If the Europe Equity Fund sells securities acquired in the Transfer that have appreciated in value from the date they were acquired by the Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership. The effect of this would be to tax new shareholders on a distribution that economically represents a return of a portion of the purchase price of their shares rather than on an increase in the value of their investment. The amount of any such gain that would be taxable to a shareholder is dependent on a number of factors, and there is no assurance that any gains existing at the time of the Transfer would in fact be recognized. Moreover, any tax liability would affect shareholders differently, depending on, among other things, individual decisions to redeem or continue to hold shares, the timing of such decisions, and applicable tax rates. See "Taxes-The Transfers".

RISK FACTORS AND SPECIAL CONSIDERATIONS

NET ASSET VALUE FLUCTUATION

     The Europe Equity Fund's net asset value, and hence the value of its shares, will fluctuate, reflecting fluctuations in the market value of its portfolio positions. Factors affecting the value of the Europe Equity Fund's securities include, among other things, (1) social, economic or political factors, (2) factors affecting the industry in which a particular issuer operates, such as competition or technological advances, and (3) factors affecting an issuer directly, such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead. There is no assurance that the Europe Equity Fund will achieve its investment objective.

RISKS OF INVESTMENT IN FOREIGN SECURITIES

     The Europe Equity Fund will primarily invest in securities of foreign corporate and government issuers. Securities of non-U.S. issuers may trade in U.S. or foreign securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by the Europe Equity Fund, the possible seizure or nationalization of foreign assets and the possible establishment of foreign government laws or restrictions that might adversely affect the payment of interest on equity securities held by the Fund. Because the Europe Equity Fund will invest in the securities of foreign issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Europe Equity Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. Foreign securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in foreign markets could affect the liquidity of the Europe Equity Fund's investments and adversely affect performance. Investment in foreign securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by the Europe Equity Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of the Europe Equity Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Europe Equity Fund. The Europe Equity Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Europe Equity Fund to obtain or enforce a judgment against the issuers of such securities.

OTHER INVESTMENTS, INVESTMENT POLICIES AND INVESTMENT STRATEGIES; PRIOR HISTORY

     Certain risks and special considerations of certain of the investment practices in which the Europe Equity Fund may engage are described above under "Investment Objectives and Policies-Other Investments and Investment Strategies".

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the Europe Equity Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. The use of currency transactions could result in the Europe Equity Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce the Europe Equity Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

     As stated above under "The Transfer", the Europe Equity Fund was formed as a successor investment vehicle for the Partnership. The Partnership was not registered under and subject to the provisions of the 1940 Act, pursuant to an exemption from registration for entities which have fewer than 100 holders. As an unregistered entity, the Partnership was not required to comply with the requirements of the 1940 Act, or the diversification, distribution and other requirements imposed by the Code. To the extent that the Europe Equity Fund acquired securities in a Transfer that have appreciated in value from the date originally acquired by the Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering. To the extent that the Europe Equity Fund sells such securities, new shareholders may be taxed on a distribution that economically represents a return of a portion of the purchase price of their shares. See "Performance Information" below for information regarding the historical investment performance of the Partnership.

PURCHASE OF SHARES

     Shares of each class of the Europe Equity Fund may be purchased without any sales charge through the Distributor, through certain investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services to the Fund ("Participating Dealers"), or by mailing a purchase order directly to the Transfer Agent, at their net asset value next determined after the purchase order is received. The Distributor and Participating Dealers are responsible for forwarding orders they receive to the Transfer Agent by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above, and their failure to do so will result in investors not receiving that day's net asset value. See "Valuation of Shares".

     Premier Shares of the Europe Equity Fund are offered for sale to purchasers (other than purchasers eligible to purchase Group Retirement Plan Shares) who invest a minimum of $1,000,000 in the Fund. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment with respect to certain accounts.

     Retail Shares of the Europe Equity Fund are offered for sale to purchasers who invest a minimum of $10,000 in the Fund ($2,000 with respect to Individual Retirement Accounts). Retail Shares of the Europe Equity Fund are subject to an ongoing 12b-1 fee at an annual rate of up to 0.25% of their average daily net assets. See "Distribution and Service Plans".

     Group Retirement Plan Shares of the Europe Equity Fund are offered for sale with no minimum investment requirement to retirement plans, including, but not limited to, qualified 401(k) plans. Group Retirement Plan Shares of the Europe Equity Fund are subject to a service fee of up to 0.25% of their average daily net assets. See "Distribution and Service Plans". Investors should contact the Distributor at the address and telephone number set forth on the cover of this Prospectus for further information regarding the eligibility requirements for Group Retirement Plan Shares.

     The Europe Equity Fund has established a subsequent investment minimum of $2,500 for its Premier and Retail Shares. Individual Retirement Accounts are subject to a $250 subsequent investment minimum. Group Retirement Plan Shares are not subject to any subsequent investment minimum. The Europe Equity Fund reserves the right to vary any initial or subsequent investment minimum at any time.

     Purchase orders received by the Distributor or a Participating Dealer and transmitted to the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), generally 4:00 p.m., New York time, on any day net asset value is calculated are priced according to the net asset value of the purchased class of shares determined on that day. Purchase orders received by the Transfer Agent after the close of regular trading on the NYSE are priced as of the time the net asset value per share of the relevant class is next determined. See "Valuation of Shares". Payment is generally due to the Distributor or a Participating Dealer on the third business day (the "Settlement Date") after the trade date. Investors who make payment prior to a Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for such payment until the Settlement Date. The Europe Equity Fund reserves the right to reject any purchase order and to suspend the offering of its shares for a period of time.

INITIAL INVESTMENTS BY MAIL

     Shares of the Europe Equity Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.," to:


                           The Lipper Funds, Inc.
                           c/o Chase Global Funds Services Company
                           P.O. Box 2798
                           Boston, MA  02208-2798


     Payment for the purchase of shares received by mail will be credited to an investor's account at the net asset value per share of the purchased class of shares of the Europe Equity Fund next determined after receipt.

INITIAL INVESTMENT BY WIRE

     Shares of the Europe Equity Fund may also be purchased by wiring Federal Funds to the Company's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:


          (a) The investor must telephone the Transfer Agent (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund's name and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds.) An account number will then be provided;

          (b) The investor must instruct his or her bank to wire the specified amount to the Company's custodian as follows:


                           The Chase Manhattan Bank
                           New York, NY 10003
                           ABA # 0210-0002-1
                           DDA Acct. #910-2-753168
                           F/B/O The Lipper Funds, Inc.
                           Ref: Prime Lipper Europe Equity Fund
                           Account Number __________________
                           Account Name ____________________

          (c) The investor must forward a completed and signed account application to the Transfer Agent, and mail a copy of the account application (manually signed) to the Company at the address set forth above under "Initial

     Investments by Mail" as soon as possible. It is important that investors forward the account application to the Transfer Agent and the Company in a timely manner, since shares of the Europe Equity Fund will not be redeemed, exchanged or transferred until the Transfer Agent receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Company's custodian are open for business.

ADDITIONAL INVESTMENTS

     An investor may add to his or her account by purchasing additional shares of the same class of the Europe Equity Fund's shares by mailing a check to the Transfer Agent (payable to "The Lipper Funds, Inc.") at its address set forth above under "Initial Investments by Mail" or by wiring funds to the Company's custodian using the procedures set forth above under "Initial Investment by Wire". It is important that the account number, account name, and the Fund's name and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

     In order to ensure that wire orders are invested promptly, investors are requested to notify the Transfer Agent prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies the Europe Equity Fund's confirmation statement.

OTHER PURCHASE INFORMATION

     The Europe Equity Fund reserves the right, in its sole discretion, to suspend the offering of its shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.


     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued under any circumstances. Investors should note that it is considerably more difficult to redeem shares held in certificate form.


     As stated above, shares of the Europe Equity Fund may be purchased by customers of Participating Dealers. Participating Dealers may impose additional or different conditions or other account fees on the purchase and redemption of Fund shares. Each Participating Dealer is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Participating Dealers should consult their Participating Dealer for information regarding these fees and conditions. Certain Participating Dealers may receive compensation from the Company, the Distributor, the Adviser, or any of the Adviser's affiliates. A salesperson and any other person entitled to receive compensation for selling or servicing Europe Equity Fund shares may receive different compensation with respect to sales of one class of shares over another.

     Participating Dealers may enter confirmed purchase orders on behalf of their customers. If you buy shares of the Europe Equity Fund in this manner, your Participating Dealer must transmit your investment order to the Transfer Agent prior to 4:00 p.m. on a business day to receive the net asset value of the purchased class determined on the same day. Participating Dealers are solely responsible to their customers for the timely transmission of all purchase and redemption requests, investment information, documentation and money.

DISTRIBUTION AND SERVICE PLANS

     The Company's Board of Directors has adopted a distribution plan for the Retail Shares of the Europe Equity Fund pursuant to Rule 12b-1 under the 1940 Act (the "Retail Distribution Plan"), and a shareholder servicing plan for the

Group Retirement Plan Shares of the Europe Equity Fund (the "Group Retirement Servicing Plan"). Potential investors should read this Prospectus in light of the terms governing the agreement between their Participating Dealers and the Distributor.

RETAIL DISTRIBUTION PLAN

     Under the Retail Distribution Plan, the Europe Equity Fund, at the expense of its Retail Shares, pays the Distributor for distributing the Fund's Retail Shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Retail Shares. The Distributor may pay one or more Participating Dealers a fee in respect of distribution of the Europe Equity Fund's Retail Shares. The Distributor determines the amounts, if any, to be paid to Participating Dealers under the Retail Distribution Plan and the basis on which such payments are made. The Retail Distribution Plan also provides that the Adviser may pay Participating Dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive receipt of fees under the Retail Distribution Plan while retaining the ability to be paid under the Retail Distribution Plan thereafter. The foregoing fees payable under the Retail Distribution Plan are payable without regard to actual expenses incurred.


GROUP RETIREMENT SERVICING PLAN


     The Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's administrator and Transfer Agent. Under the Group Retirement Servicing Plan, the Europe Equity Fund, at the expense of its Group Retirement Plan Shares, may pay one or more Participating Dealers and/or the Distributor up to 0.25% (on an annualized basis) of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares; processing dividend and distribution payments from the Europe Equity Fund on behalf of customers; arranging for bank wires; providing subaccounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for subaccounting; forwarding shareholder communications from the Europe Equity Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Company's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Participating Dealer; responding to customer inquiries relating to the services performed by the Participating Dealer or the Distributor; responding to customer inquiries concerning their investments in Group Retirement Plan Shares; and providing other similar shareholder liaison services. Fees payable under the Group Retirement Servicing Plan are not paid to Participating Dealers or the Distributor with respect to other classes of shares of the Europe Equity Fund. Investors who are or anticipate becoming beneficial owners of Group Retirement Plan Shares should read this Prospectus in light of the terms and fees governing their accounts with Participating Dealers.


OTHER

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks from purchasing mutual fund shares as agent for a customer. Accordingly, banks will be engaged to act as Participating Dealers only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, alternative means for continuing the servicing of such customers would be sought.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to state laws.

REDEMPTION OF SHARES


     Shareholders may request redemption of their shares at any time. When a redemption request is received in proper form, the Europe Equity Fund will redeem the shares at the next determined net asset value of the class of shares being redeemed. The proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon the net asset value of the shares being redeemed at the time of redemption. If a shareholder holds shares in more than one class of the Europe Equity Fund, any request for redemption must specify the class of shares being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of a class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from the Distributor or a Participating Dealer, or if the shareholder's account is not with the Distributor or a Participating Dealer, from the shareholder directly.

     The Europe Equity Fund normally transmits redemption proceeds for credit to the shareholder's account at the Distributor or a Participating Dealer at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds. A shareholder who pays for shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check. Shares will not be redeemed until the Transfer Agent has received the shareholder's account application.

     If an investor in Premier Shares or Retail Shares of the Europe Equity Fund reduces the value of his or her account to below $500,000, in the case of Premier Shares, or $1,000, in the case of Retail Shares, such account may be subject to redemption by the Fund, but only after the investor has been given at least 30 days in which to increase his or her account balance to more than such required minimum account balance. Investors in Group Retirement Plan Shares are not subject to such a minimum account balance requirement. To the extent that shares in an investor's account are redeemed by the Europe Equity Fund, the investor could reinvest in any class of shares of the Fund at a later date provided that any eligibility requirements with respect to investing in the Fund were met at such time. In addition, the Europe Equity Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, or under certain special circumstances described in the Statement of Additional Information under "Additional Redemption Information".

     Shares of the Europe Equity Fund may be redeemed in one of the following ways:


REDEMPTION THROUGH THE DISTRIBUTOR OR A PARTICIPATING DEALER

     Redemption requests may be made through the Distributor or a Participating Dealer. A shareholder desiring to redeem shares represented by certificates must also present such certificates to the Distributor or a Participating Dealer endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until such certificates are received by the Transfer Agent in proper form. The Transfer Agent is located at 73 Tremont Street, Boston, MA 02108.

REDEMPTION BY MAIL

     Redemption requests also may be mailed to the Transfer Agent at the following address:

                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA 02208-2798

     A mailed request to redeem shares must include the following:

          (a) Stock certificates representing the shares redeemed, if issued;

          (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) Any required signature guarantees (see "Signature Guarantees" below); and

          (d) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.

SIGNATURE GUARANTEES

     To protect investors, the Company and the Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, or (2) when the registered shareholder requests a transfer of shares to another person(s). The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares and class of shares to be redeemed; or
(3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).

REDEMPTION BY TELEPHONE

     Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling the Transfer Agent at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Social Security number or tax I.D. number and account address.

     To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at its address set forth above under "Redemption by Mail". Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. An investor cannot redeem shares by telephone if he or she holds stock certificates for the shares. Please contact 1-800-LIPPER9 for further details.

REDEMPTION IN KIND


     If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the Europe Equity Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission (the "SEC"). Investors may incur brokerage charges on the sale of securities so received in payment of redemptions.

EXCHANGE PRIVILEGE

     The Exchange Privilege enables investors to purchase, in exchange for shares of the Europe Equity Fund, shares of certain other Funds of the Company, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which the investor is exchanging. If an investor desires to use the Exchange Privilege, he or she should consult the Distributor or his or her Participating Dealer to determine if it is available and whether any other conditions are imposed on its use.


     To use the Exchange Privilege, an investor or his or her Participating Dealer acting on his or her behalf must give exchange instructions to the Transfer Agent by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value. No fees currently are charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.


     Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the Fund into which he or she wishes to exchange.

     Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Company's Board of Directors to assure that exchanges do not disadvantage the Fund's or their shareholders. Shares held in a broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her Participating Dealer to exchange such shares. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of the Europe Equity Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


EXCHANGE BY MAIL


     In order to exchange shares by mail, an investor must include in the exchange request the name and account number for his or her current Fund, the class of such fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares-Redemption by Mail". The request to exchange shares must be sent to:


                  The Lipper Funds, Inc.
                  c/o Chase Global Funds Services Company
                  P.O. Box 2798
                  Boston, MA  02208-2798

EXCHANGE BY TELEPHONE


     Provided that an investor has previously established the telephone exchange privilege when completing an account application, he or she may request an exchange of shares by calling the Transfer Agent at 1-800-LIPPER9. If an investor selects a telephone exchange privilege, he or she authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor or a representative of the investor's Participating Dealer, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. When exchanging shares by telephone, an investor should have ready the name and account number for his or her current Fund, the class of such Fund from which he or she wishes to exchange, the name of the Fund into which he or she wishes to exchange, his or her Social Security number or tax I.D. number and account address.

TRANSFER OF REGISTRATION

     An investor may transfer the registration of the Europe Equity Fund shares to another person by writing to the Transfer Agent at the address set forth above under "Redemption of Shares-Redemption by Mail".

VALUATION OF SHARES

     The net asset value per share of each class of shares of the Europe Equity Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each class of shares of the Europe Equity Fund is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the net assets of the Europe Equity Fund attributable to that class by the total number of shares of that class outstanding. Generally, the Europe Equity Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects the fair value of those investments. Occasionally, events which affect the values of such securities may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Europe Equity Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under procedures established by the Company's Board of Directors. Further information regarding the Company's valuation policies is contained in the Statement of Additional Information.


MANAGEMENT OF THE COMPANY

GENERAL

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Company, including agreements with the Distributor, Adviser, administrator, custodian and Transfer Agent. The day-to- day operations of the Company are delegated to the Adviser and to the Company's administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Company.

INVESTMENT ADVISER


     Prime Lipper Asset Management, located at 101 Park Avenue, New York, NY 10178, serves as investment adviser to the Europe Equity Fund. The Adviser is a joint venture between affiliates of Lipper and Prime S.p.A. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lipper is a privately owned investment management and investment banking firm founded in 1987. At December 31, 1997, Lipper and its affiliates managed assets having an aggregate market value on a gross basis of $4.5 billion on behalf of its institutional and high net worth clients. Lipper offers complementary investment strategies in intermediate term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equities and preferred stocks. An affiliate of Lipper also serves as the general partner to several investment limited partnerships organized in the U.S. or offshore. Lipper is also registered as a broker-dealer with the SEC and the NASD.

     Prime is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the largest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $5.3 billion of assets under management as of December 31, 1997 from domestic and international investors.

     Kenneth Lipper is co-chairman of the Adviser and its Investment Committee. Mr. Lipper has also been President of Lipper (together with its predecessor, Lipper & Company, Inc.) since 1986. Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc from 1976 to 1982. He subsequently served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is the author of the novel "Wall Street" and the screenplay "City Hall". He graduated from Columbia University and Harvard Law School and is a member of the New York State Bar. As a specialist in corporate finance since 1969, Mr. Lipper has held all levels of responsibility as an adviser to corporations in mergers, tender offers, convertible issues, asset valuations and other investment banking transactions. Since 1986, Mr. Lipper has supervised the investment management and investment banking operations of Lipper. He is a director of New Holland N.V., a trustee of the Rockefeller Brothers Fund, a member of the Federal Reserve Bank of New York's International Advisory Board and a Senior Financial Adviser to the New York City Council. Mr. Lipper also serves on the Harvard Executive Committee on University Resources, and the Visitor's Committee of the Kennedy School of Government at Harvard University.

     Francesco Taranto is co-chairman of the Adviser and its Investment Committee. Mr. Taranto is also the Managing Director of Prime. Mr. Taranto joined PrimeGest S.p.A., an affiliate of Prime, in 1987 as a Managing Director. Mr. Taranto's market experience dates from 1959, and he is responsible for the overall supervision of portfolio management of all mutual funds advised by Prime. As Chairman of Prime's Investment Committee, Mr. Taranto oversees the development and implementation of investment strategy and asset allocation policy. Mr. Taranto is also chairman of Banca Generali. Prior to joining Prime, he served four years as the General Manager of Interbancaria Gestione, a prominent Milan-based mutual fund company.

     Abraham Biderman is an Executive Vice President of the Adviser and a member of its Investment Committee. Mr. Biderman is also an Executive Vice President of Lipper and Co-Manager of Lipper Convertibles, L.P. ("Lipper Convertibles"), an investment limited partnership under management by an affiliate of Lipper and the Adviser. Mr. Biderman joined Lipper & Company, Inc. in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward
I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Guido Guzzetti is chief investment officer for the Europe Equity Fund and a member of the Adviser's Investment Committee. Mr. Guzzetti has been associated with Prime since 1987. He is responsible for the overall investment process of Prime's Europe Growth investment strategy and for the research and development of structured asset management products for institutional investors. Mr. Guzzetti is also responsible for the oversight and management of Prime's institutional clients. From 1981 through 1986, Mr. Guzzetti was an information system analyst and sales representative at IBM. Prior to that he was a researcher on mathematical and numerical modeling at ENI. Mr. Guzzetti holds a B.A. in Physics from Milan University.


COMPENSATION


     For its services under its investment advisory agreement with the Company with respect to the Europe Equity Fund, the Adviser is entitled to receive an annual fee computed daily and paid monthly at the annual rate of 1.10%. From time to time, the Adviser may voluntarily waive for a period of time all or a portion of the fee to which it is entitled under its investment advisory agreement with the Company with respect to the Europe Equity Fund.

     The investment advisory fees for the Europe Equity Fund are higher than the investment advisory fees paid by most investment companies, a universe of companies which includes money market funds and other investment companies that invest primarily in low risk instruments, and investment companies which are not actively managed such as index funds. The Adviser believes, however, that such fees are within the range of fees charged by investment advisers to investment companies that have comparable investment objectives, policies and strategies to those of the Europe Equity Fund. The Adviser may from time to time pay certain Participating Dealers out of its investment advisory fees, past profits or other sources available to it for providing certain administrative services to their customers. Such compensation does not represent an additional expense to the Europe Equity Fund or its shareholders.

DISTRIBUTOR

     Lipper & Company, L.P., located at 101 Park Avenue, New York, NY 10178, serves as the Company's distributor. The Distributor is entitled to receive an annual distribution fee with respect to the Europe Equity Fund's Retail Shares, and may receive all or a portion of the annual service fee, if any, paid with respect to the Fund's Group Retirement Plan Shares. See "Distribution and Service Plans".

ADMINISTRATOR

     Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, serves as the Company's administrator (the "Administrator"). The Administrator calculates the net asset value of each class of the Europe Equity Fund's shares and generally assists in all aspects of the Company's administration and operation. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the value of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Administrator is located at 73 Tremont Street, Boston, MA 02108.

EXPENSES

     The Europe Equity Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Europe Equity Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. The Europe Equity Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares.

DIVIDENDS

     The policy of the Europe Equity Fund is to distribute its net investment income and net capital gain, if any. Shares of the Europe Equity Fund begin accruing dividends on the business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. Unless a shareholder instructs that dividends and capital gains distributions on shares of a class be paid in cash and credited to the shareholder's account at the Distributor or a Participating Dealer, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at the net asset value of that class at the time of reinvestment.

     The Europe Equity Fund intends to distribute substantially all of its net investment income to shareholders annually. The Europe Equity Fund intends to distribute net capital gain, if any, with the last dividend for the calendar year.

     Dividends paid by each class of the Europe Equity Fund's shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular class will be borne exclusively by that class. Shares subject to payments under the Europe Equity Fund's Distribution or Service Plan will receive lower per share dividends than shares not subject to such payment because of the higher expenses borne by such shares.

     Each shareholder or its authorized representative will receive an annual statement detailing the amount of any dividends and distributions made during each year and their federal tax qualification.

TAXES

     The Europe Equity Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code. If so qualified, the Europe Equity Fund will not be subject to federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year. To qualify as a regulated investment company, the Europe Equity Fund must, among other things, distribute to its shareholders at least 90% of its net investment income for such taxable year. However, the Europe Equity Fund would be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income or net capital gain. If in any year the Europe Equity Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

     The Europe Equity Fund intends to distribute substantially all of its net investment income each year. Such distributions, whether paid in cash or reinvested in additional shares, of net investment income will be taxable as ordinary income. Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code. A portion of such distributions may qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Distributions to shareholders of net capital gain that are designated by the Europe Equity Fund as "capital gain dividends," whether paid in cash or reinvested in additional shares, will be taxable as long-term capital gain regardless of how long the shares have been held by such shareholders. Under recently enacted legislation, the maximum rate of tax on long-term capital gain of individuals will generally be reduced from 28% to 20% (10% for gain otherwise taxed at 15%) for long-term capital gain realized with respect to capital assets held for more than 18 months. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the Europe Equity Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, if a shareholder disposes of a share of the Europe Equity Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares of the Europe Equity Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

     Dividends and distributions by the Europe Equity Fund are generally taxable to the shareholders in the year of receipt. Any dividend or distribution declared by the Europe Equity Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as received by the shareholders as of December 31 of such year.

     The Europe Equity Fund may engage in hedging. See "Investment Objective and Policies-Other Investments and Investment Strategies-Hedging and Derivatives". Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Europe Equity Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Europe Equity Fund and defer recognition of certain of the Europe Equity Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Europe Equity Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Europe Equity Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Europe Equity Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Europe Equity Fund as a regulated investment company.

     The Europe Equity Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (1) the shareholder fails to furnish the Europe Equity Fund with the shareholder's correct taxpayer identification number, (2) the Internal Revenue Service ("IRS") notifies the Europe Equity Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

     Ordinary income dividends paid by the Europe Equity Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     If the Europe Equity Fund qualifies as a regulated investment company and more than 50% of the value of its assets at the close of any taxable year consists of stock or securities of foreign corporations, the Europe Equity Fund may elect, for United States federal income tax purposes, to treat any foreign country's income and withholding taxes paid by it that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

     If the Europe Equity Fund invests in stock of a "passive foreign investment company" ("PFIC"), it may be subject to federal income tax at ordinary rates, and an additional charge in the nature of interest, on a portion of its distributions from the PFIC, even if such distributions and gain are paid by the Europe Equity Fund as a dividend to its shareholders. In some cases, the Europe Equity Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, under recent legislation, the Europe Equity Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Europe Equity Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Europe Equity Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.

     The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Europe Equity Fund and its shareholders. As noted above, IRAs and qualified retirement plans receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Europe Equity Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Europe Equity Fund should consult their tax advisers with specific reference to their own tax situation.

THE TRANSFER

     As discussed above under "The Transfer," to the extent that the Europe Equity Fund acquired securities in the Transfer that have appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Europe Equity Fund in the continuous offering after the Transfer. If the Europe Equity Fund sells securities acquired in the Transfer that have appreciated in value from the date they were acquired by its corresponding Partnership, the amount of any gain with respect to such securities (including any appreciation in value from the date they were acquired by the Partnership through the date of the Transfer) would be taxable to all shareholders, including new shareholders as well as those shareholders who were former limited partners of the Partnership.


PERFORMANCE INFORMATION


     From time to time, the "total return," "yield" and "effective yield" of each class of shares of the Europe Equity Fund may be quoted in advertisements or reports to shareholders. Total return figures show the average percentage change in the value of an investment from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Europe Equity Fund's class of shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. These figures also take into account the distribution fee payable with respect to the Europe Equity Fund's Retail Shares and the service fee, if any, payable with respect to the Fund's Group Retirement Plan Shares. See "Distribution and Service Plans".

     Total return figures will be given for the recent one-, five- and ten-year periods, if available, and may be given for other periods as well, such as on a year-by-year basis. With respect to the Europe Equity Fund, total return figures for each class of shares will include the performance of the predecessor Partnership to the Fund, as described below. When considering average annual total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment for the specific period (again reflecting changes in prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (that is, change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in distribution and service fees and certain other expenses, the performance of each of the classes of the Europe Equity Fund will differ.

     In reports or other communications to shareholders or in advertising materials, performance of the Europe Equity Fund may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Company Values, The New York Times, USA Today and The Wall Street Journal.

Performance figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information contains a further description of the methods used to determine performance. Investors may contact the Distributor to obtain current performance figures.

     The investment performance of the Europe Equity Fund for various periods through December 31, 1997 is illustrated below. Performance information for the Europe Equity Fund for periods prior to April 1, 1996 reflects the performance of the Fund's predecessor Partnership. The predecessor Partnership to the Europe Equity Fund commenced operations on January 13, 1992. The investment objectives and policies of the Europe Equity Fund are in all material respects equivalent to those of its corresponding Partnership. While the Europe Equity Fund is managed in a manner that is in all material respects equivalent to the management of its corresponding Partnership, the Europe Equity Fund is subject to certain restrictions on its activities under the 1940 Act and the Code to which its corresponding Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Europe Equity Fund (before any voluntary fee waivers and reimbursements) are expected to be higher than the expenses that would have been incurred by its corresponding Partnership. Past performance of the Europe Equity Fund (including where applicable its corresponding Partnership) should not be considered as indicative of the Fund's future performance.

                                  TOTAL RETURN

                                                    Aggregate Return      Average Annual Return
                             12 Months Ended      for Five Years Ended     for Five Years Ended        Average Annual
                           December 31, 1997(1)   December 31, 1997(2)     December 31, 1997(2)   Return Since Inception(2)
                           --------------------   --------------------     --------------------   -------------------------
EUROPE EQUITY FUND
Premier Shares                    18.83%                109.13%                   15.88%                    12.59%
Retail Shares                     18.49%                108.28%                   15.79%                    12.51%
Group Retirement Plan Shares      18.60%                108.33%                   15.79%                    12.52%

----------

(1) Fee waivers and reimbursements were in effect for the Europe Equity Fund during 1996 without which total returns would have been lower.

(2) The Europe Equity Fund's Retail and Group Retirement Plan Shares were introduced on April 12, 1996. Performance information for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Europe Equity Fund's Premier Shares which are not subject to shareholder servicing or distribution expenses borne by these classes of shares.



ADDITIONAL INFORMATION


     The Company was incorporated in Maryland on August 22, 1995. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of three series of shares, one series corresponding to each of the Europe Equity Fund, Lipper U.S. Equity Fund and Lipper High Income Bond Fund, and three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment funds or additional classes of shares of the Funds.

     Shares of each class of the Europe Equity Fund represent interests in the Fund in proportion to the net asset value of each class. The Europe Equity Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.

     All shares of the Company, when issued, will be fully paid and nonassessable.


     The Chase Manhattan Bank is located at 270 Park Avenue, New York, NY 10017, and serves as custodian of the Company's investments.


     Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108, and serves as the Company's transfer agent.


     The Europe Equity Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Europe Equity Fund's printing and mailing costs, the Fund may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. In addition, the Europe Equity Fund may consolidate the mailing of its Prospectus so that a shareholder of the Fund having multiple accounts would receive a single Prospectus annually. Any shareholder who does not want this consolidation to apply to his or her account should contact the Transfer Agent. Shareholders may direct inquiries regarding the Company to 1-800-LIPPER9.

         INVESTMENT ADVISER


         Prime Lipper Asset Management               THE LIPPER FUNDS, INC.
         101 Park Avenue, 6th Floor
         New York, NY  10178

         (212) 883-6333                          PRIME LIPPER EUROPE EQUITY FUND


         ADMINISTRATOR AND TRANSFER AGENT

         Chase Global Funds Services Company
         73 Tremont Street, 9th Floor
         Boston, MA  02108
         1-800-LIPPER9

         CUSTODIAN

         The Chase Manhattan Bank
         270 Park Avenue
         New York, NY  10017

                                                           PROSPECTUS AND

         LEGAL COUNSEL                                NEW ACCOUNT APPLICATION

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, NY  10017


         INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP
         1177 Avenue of the Americas
         New York, NY  10036


         BOARD OF DIRECTORS
         Kenneth Lipper
         Chairman of the Board,
           The Lipper Funds, Inc.
         President and Chairman,
           Lipper & Company

         Stanley Brezenoff
         Chief Executive Officer,
           Maimonides Medical Center

         Martin Maltz
         Principal Scientist,
           Xerox Corporation

         Irwin Russell
         Attorney,
         Law Offices of Irwin E. Russell
         Director,
           The Walt Disney Company

                          LIPPER HIGH INCOME BOND FUND
                             LIPPER U.S. EQUITY FUND
                         PRIME LIPPER EUROPE EQUITY FUND

                             The Lipper Funds, Inc.
                                 101 Park Avenue
                               New York, NY 10178
                       For information call 1-800-LIPPER 9


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 25, 1998

     The Lipper Funds, Inc. (the "Company") is an open-end investment company which offers three diversified portfolios: Lipper High Income Bond Fund (the "High Income Bond Fund"), Lipper U.S. Equity Fund (the "U.S. Equity Fund") and Prime Lipper Europe Equity Fund (the "Europe Equity Fund" and, together with the High Income Bond Fund and the U.S. Equity Fund, the "Funds"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectuses dated March 25, 1998 (which may be amended or supplemented from time to time) (the "Prospectuses"), and is incorporated by reference in its entirety into the Prospectuses.


     This Statement of Additional Information is not itself a prospectus and is authorized for distribution only when preceded or accompanied by a prospectus. No investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing or calling the Company at the address and telephone number set forth above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objectives and Policies.........................................  2
Investment Limitations..................................................... 10
Additional Purchase Information............................................ 12
Additional Redemption Information.......................................... 12
Valuation of Shares........................................................ 12
Management of the Company.................................................. 13
Principal Holders of Securities............................................ 18
Distribution and Service Plans............................................. 24
Additional Information Concerning Taxes.................................... 25
Performance Data........................................................... 28
Additional Information Concerning Fund Shares.............................. 30
Counsel.................................................................... 31
Independent Accountants.................................................... 31
Financial Statements....................................................... 31

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the High Income Bond Fund is high current income. The investment objective of the U.S. Equity Fund and the Europe Equity Fund is capital appreciation. The following policies supplement the description of each Fund's investment objective and policies in the Prospectuses.

PORTFOLIO TRANSACTIONS


     Subject to the general control of the Company's Board of Directors, Lipper & Company, L.L.C., the investment adviser to the High Income Bond Fund and the U.S. Equity Fund (the "U.S. Adviser"), and Prime Lipper Asset Management, the investment adviser to the Europe Equity Fund (the "European Adviser" and, together with the U.S. Adviser, the "Advisers") are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund(s) for which each serves as investment adviser. The High Income Bond Fund's portfolio transactions will occur primarily with issuers, underwriters and major dealers acting as principals, and the U.S. Equity Fund's and the Europe Equity Fund's portfolio transactions may consist of such transactions. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions, which may vary among different brokers, or the payment of fixed brokerage commissions. In making portfolio investments, the Advisers seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Advisers may, in their discretion, effect transactions in portfolio securities with brokers or dealers who provide the Advisers with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by the Advisers in servicing accounts in addition to the Funds, and not all such services will necessarily benefit the Funds.


     With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     Investment decisions for each Fund are made independently from those for the other Funds or other investment company portfolios or accounts advised by the Advisers. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios or accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to each portfolio, including the Funds, pursuant to procedures adopted by the Advisers. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other portfolios or accounts in order to obtain best execution.

     The Funds will not execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase agreements with the Advisers or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Advisers, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have similar investment objectives but are not subject to such limitations.


     The portfolio turnover rate of a Fund is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by each Fund. Higher portfolio turnover results in the incurrence of higher transaction costs.


ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND CERTAIN INVESTMENT
STRATEGIES

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government securities that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority and the U.S. Postal Service.

     DEPOSITARY RECEIPTS. A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

     BANK OBLIGATIONS. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the ninth investment limitation set forth under "Investment Limitations" below. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     CONVERTIBLE SECURITIES. A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible securities tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the fixed income convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. Each Fund will enter into repurchase agreements only with counterparties determined to be creditworthy in accordance with standards adopted by the Company's Board of Directors.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Each Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by its Adviser.

     LOANS OF PORTFOLIO SECURITIES. Each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. There is no investment restriction on the amount of securities that may be loaned. The Funds may not lend their portfolio securities to the Advisers or their affiliates without specific authorization from the SEC. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or securities which are consistent with its permitted investments, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Funds or the Advisers, and which is acting as a "finder." With respect to loans by a Fund of its portfolio securities, such Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by a Fund in connection with such loans would be invested in securities in which such Fund is permitted to invest.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when issued" or delayed delivery basis (i.e., for delivery beyond the normal settlement date at a stated price). When a Fund agrees to purchase when-issued or delayed delivery securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purpose of this limitation.


     The SEC has adopted Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


     Each Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

     Appendix A to the High Income Bond Fund Prospectus contains a description of the relevant rating symbols used by nationally recognized rating agencies for obligations that may be purchased by the Funds.

ADDITIONAL INFORMATION REGARDING HEDGING AND DERIVATIVES

     As described in the Prospectuses, each Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Fund's investments, such as rates of inflation), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. A detailed discussion of Derivatives (as defined below) that may be used by the Advisers on behalf of the Funds follows below. The Funds will not be obligated, however, to use any Derivatives and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on securities, securities indices, currencies and other financial instruments, and entering into currency forward contracts.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving such Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, index or other instrument might be intended to protect such Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.


     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of such Fund's obligation pursuant to an OTC option sold by such Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by such Fund or will increase such Fund's income. Similarly, the sale of put options can also provide gains.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices. All calls sold by a Fund must be "covered" (that is, such Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by such Fund will expose such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, such Fund's investment objective and the restrictions set forth herein.

     Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     OPTIONS ON CURRENCIES. Each Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, a Fund may purchase call or put options on a currency for non-hedging purposes when its Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") which provide for the purchase or sale of an amount of a specified currency at a future date. Purposes for which such contracts may be used include protecting against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by a Fund and generally protecting the U.S. dollar value of securities held by a Fund against exchange rate fluctuation.

     COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of such Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of such Fund's management objective.

     RISK FACTORS. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent an Adviser's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.


     RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that such Fund segregate cash or other assets with its custodian, or a designated sub-custodian, to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require such Fund to segregate assets equal to the exercise price.

     OTC options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although such Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by such Fund other than those described above generally settle with physical delivery, and such Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

     The Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares (as defined below under "Additional Information Concerning Fund Shares"). Investment limitations numbered 1 through 8 below may not be changed with respect to a Fund without such vote of shareholders; investment limitations 9 through 12 may be changed at any time with respect to a Fund by a vote of the Company's Board of Directors without shareholder approval.

     1. A Fund may not purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation and provided that there is no limitation with respect to investments in U.S.

          Government Securities, and provided further that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     2. A Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33-1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund when borrowings exceed 5% of its total net assets.

     3. A Fund may not issue senior securities, except as permitted under the 1940 Act.

     4. A Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     5. A Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

     6. A Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. A Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers which invest in real estate or interests therein.

     8. A Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

     9. A Fund may not invest more than 15% of the value of its assets in securities that are illiquid, provided, however, that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

     10. A Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that a Fund may make short sales against the box and except in connection with Derivatives.

     11. A Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except in connection with Derivatives.

     12. A Fund may not purchase securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 2 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.

                         ADDITIONAL PURCHASE INFORMATION

     Information on how to purchase and redeem shares of each Fund is included in the Prospectuses. The issuance of a Fund's shares is recorded on such Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares.

                        ADDITIONAL REDEMPTION INFORMATION

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as such Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

                               VALUATION OF SHARES

     Because of the differences in distribution fees, service fees and class-specific expenses, the per share net asset value of each class of each Fund may differ. The following is a description of the procedures used by each Fund in valuing its assets.


     Except as described below, securities traded on an exchange will be valued on the basis of the last sale price on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market will be valued at the mean between the closing bid and asked prices, if available. Equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities will be valued on the basis of the bid prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Fixed income securities may be valued on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, comparable securities and various relationships between securities in determining value. Such valuations may reflect bid or mean between bid and asked prices for securities. Securities which are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services or other sources. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.


                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The Board of Directors of the Company is responsible for the overall management and operations of each Fund. The Company's directors and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

                             POSITION WITH              PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE         THE COMPANY               PAST 5 YEARS AND OTHER AFFILIATIONS
---------------------         -----------               -----------------------------------


Kenneth Lipper (1)            Director, Chairman of     President of Lipper & Company, L.L.C. since 1995;
101 Park Avenue               the Board and             Co-chairman and Member of the Management Committee
New York, NY 10178            President                 of Prime Lipper Asset Management since 1992;
Age: 56                                                 President of Lipper & Company, L.P. since 1991;
                                                        President of Lipper & Company, Inc. since 1986;
                                                        director of New Holland N.V.; trustee of the
                                                        Rockefeller Brothers Fund; member of the Federal
                                                        Reserve Bank of New York's International Advisor
                                                        Board; Senior Financial Adviser to the New York
                                                        City Counsel; member of the Harvard Executive
                                                        Committee on University Resources; member of the
                                                        Visitor's Committee of the Kennedy School of
                                                        Government at Harvard University.




-------------

(1) Director considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

                             POSITION WITH              PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE         THE COMPANY               PAST 5 YEARS AND OTHER AFFILIATIONS
---------------------         -----------               -----------------------------------


Abraham Biderman              Executive Vice            Executive Vice President of Lipper & Company,
101 Park Avenue               President, Treasurer      L.L.C. since 1995; Executive Vice President of
New York, NY 10178            and Secretary             Prime Lipper Asset Management since 1992; Executive
Age: 50                                                 Vice President of Lipper & Company, L.P. since
                                                        1991; Executive Vice President of Lipper & Company,
                                                        Inc. since 1990.


Steven Finkel                 Executive Vice            Executive Vice President of Lipper & Company,
101 Park Avenue               President                 L.L.C. since 1995; Executive Vice President of
New York, NY  10178                                     Prime Lipper Asset Management since 1992; Executive
Age: 51                                                 Vice President of Lipper & Company, L.P. since
                                                        1991; Executive Vice President of Lipper & Company,
                                                        Inc. since 1987.


Martin Maltz(2)(3)            Director                  Principal Scientist, Xerox Corporation.
25 Dunrovin Lane
Rochester, NY 14618
Age: 57


Irwin Russell(2)(3)           Director                  Attorney, Law Offices of Irwin E. Russell since
433 North Camden Drive,                                 November 1992; Of Counsel, Rudin and Appel
#1200                                                   (November 1989 to November 1992); Director, The
Los Angeles, CA 90210                                   Walt Disney Company.
Age: 72


Stanley Brezenoff(2)(3)       Director                  Chief Executive Officer, Maimonides Medical Center
510 E. 23rd Street                                      since February 1995; Executive Director, Port
New York, NY  10010                                     Authority of New York and New Jersey (September
Age: 61                                                 1990 to February 1995).


Kristina H. McDonough         Vice President            Vice President, Marketing and Business
101 Park Avenue                                         Development, Lipper & Company, L.P. since 1992;
New York, NY  10178                                     Vice President of Marketing and Research, Prime
Age: 35                                                 Lipper Asset Management since 1992; previously
                                                        employed by Citicorp and Citicorp Securities
                                                        Markets, Inc.

Karl O. Hartmann              Assistant Secretary       Senior Vice President, Secretary and General
Chase Global Funds                                      Counsel of Chase Global Funds Services Company
  Services Company                                      since November 1991; Senior Vice President,
73 Tremont Street                                       Secretary and General Counsel of Leland, O'Brien,
Boston, MA  02108-3913                                  Rubinstein Associates, Inc. from November, 1990 to
Age: 43                                                 November 1991.

-------------

(2)  Audit Committee Member.

(3)  Nominating Committee Member.


                             POSITION WITH              PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE         THE COMPANY               PAST 5 YEARS AND OTHER AFFILIATIONS
---------------------         -----------               -----------------------------------


Ellen Watson                  Assistant Secretary       Supervisor of State Regulation, Chase Global Funds
Chase Global Funds                                      Services Company since November 1991.
  Services Company
73 Tremont Street
Boston, MA 02108-3913
Age: 40


Helen A. Robichaud            Assistant Secretary       Vice President and Associate General Counsel of
Chase Global Funds                                      Chase Global Funds Services Company since August
  Services Company                                      1994; Associate Counsel of 440 Financial Group of
73 Tremont Street                                       Worcester, Inc. from 1993 to August 1994; Counsel,
Boston, MA  02108-3913                                  Palmer & Dodge from 1991 to 1993.
Age: 46


John M. Corcoran              Assistant Treasurer       Vice President, Senior Manager of Fund
Chase Global Funds                                      Administration, Chase Global Funds Services
  Services Company                                      Company since July 1996; Assistant Vice President,
73 Tremont Street                                       Manager of Fund Administration, October 1993
Boston, MA  02108-3913                                  through July 1996; Audit Manager, Ernst & Young
Age 33                                                  from August 1987 to September 1993.


     For so long as the Retail Distribution Plan remains in effect, the directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the directors who are not "interested persons" of the Company.


     No officer or employee of either Adviser or Chase Global Funds Services Company, the Company's administrator, receives any compensation from the Company for acting as an officer or director of the Company. The Company pays each director who is not a director, officer or employee of either Adviser or any of their affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimburses them for travel and out-of-pocket expenses. Set forth below is information regarding the aggregate amount of fees paid to each director of the Company during the Company's initial fiscal year ending December 31, 1997:


==================================================================================================================
          (1)                      (2)                     (3)                     (4)                   (5)

                                                       Pension or                                       Total
                                                       Retirement                                   Compensation
                                Aggregate           Benefits Accrued        Estimated Annual        From Fund and
Name of Board                 Compensation             as Part of             Benefits Upon        Fund Complex to
Member                        From Company          Company Expenses           Retirement           Board Member

==================================================================================================================

Kenneth Lipper                      0                       0                       0                     0

Abraham Biderman                    0                       0                       0                     0


Irwin Russell                    $10,000                    0                       0                  $10,000

Martin Maltz                     $10,000                    0                       0                  $10,000

Stanley Brezenoff                $10,000                    0                       0                  $10,000



     In addition, the aggregate reimbursement to directors for travel and out-of-pocket expenses for the initial fiscal year ending December 31, 1997 was $5,956.00.


     By virtue of the responsibilities assumed by the Advisers, Chase Global Funds Services Company and their affiliates under their respective agreements with the Company, the Company itself requires no employees other than its officers.

INVESTMENT ADVISERS


     Each Fund's Adviser serves as its investment adviser pursuant to a separate written advisory agreement approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser. The advisory agreements with respect to the High Income Bond Fund and the U.S. Equity Fund were approved by the Company's Board of Directors on December 14, 1995, and each Fund's initial shareholders on March 28, 1996 and December 28, 1995. The advisory agreement with respect to the Europe Equity Fund was approved by the Company's Board of Directors on December 18, 1996, and by the shareholders of the Fund on March 13, 1997. The advisory agreements for each Fund were renewed on December 2, 1997. The services provided by each Fund's Adviser under its advisory agreement with such Fund and the fees paid to each Adviser are described in the Prospectuses under "Management of the Company." The Advisers bear all expenses in connection with the performance of their services and pay the salaries of all officers or employees who are employed by the Advisers and the Company. Unless sooner terminated, each advisory agreement will continue in effect until December 14, 1998 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "Additional Information Concerning Fund Shares") of the outstanding shares of the relevant Fund and, in either case, by a majority of the directors who are not parties to such agreement or "interested persons" of any party by votes cast in person at a meeting called for such purpose. Each advisory agreement is terminable by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

     For the fiscal year ended December 31, 1997, the High Income Bond Fund and U.S. Equity Fund paid advisory fees of $608,516 and $30,017, respectively. During this period the U.S. Adviser voluntarily waived advisory fees of $170,854 for the High Income Bond Fund and $100,445 for the U.S. Equity Fund. For the fiscal year ended December 31, 1997, the Europe Equity Fund paid advisory fees of $837,255 and the European Adviser waived advisory fees of $0. For the fiscal year ended December 31, 1996, the High Income Bond Fund and U.S. Equity Fund paid advisory fees of $344,390 and $0, respectively. During this period, the U.S. Adviser voluntarily waived advisory fees of $198,834 for the High Income Bond Fund and $99,280 for the U.S. Equity Fund. For the fiscal year ended December 31, 1996, the Europe Equity Fund paid advisory fees of $383,796 and the European Adviser waived advisory fees of $74,333.

ADMINISTRATOR

     Chase Global Funds Services Company (the "Administrator"), a corporate affiliate of The Chase Manhattan Bank, located at 73 Tremont Street, Boston, MA 02108, has agreed to provide the following services to the Company: (1) assist generally in supervising each Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Company's agreements with Participating Dealers; (2) prepare reports to the Funds' shareholders and prepare tax returns and reports to and filings with the SEC; (3) compute the net asset value per share of each class of each Fund; (4) provide the services of certain persons who may be elected as directors or appointed as officers of the Company by the Board of Directors; and (5) maintain the registration of each Fund's shares for sale under state securities laws. During the year ending December 31, 1997, the administrative services fees paid to the Administrator by the High Income Bond Fund and Europe Equity Fund totaled $245,328 and $170,709, respectively. During the fiscal year ended December 31, 1997, the administrative services fees paid to the Administrator by the U.S. Equity Fund totaled $73,478. During the fiscal period from April 1, 1996 through December 31, 1996, the administrative services fees paid to the Administrator by the High Income Bond Fund and the Europe Equity Fund totaled $164,042 and $96,187, respectively. During the fiscal year ended December 31, 1996, the administrative services fees paid to the Administrator by the U.S. Equity Fund totaled $76,284.


DISTRIBUTOR

     Lipper & Company, L.P. (the "Distributor") distributes the Funds' shares continuously on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of preparing, printing and distributing all sales literature. See "Distribution and Service Plans." The Distributor may act as distributor for other investment companies.


     Payment for Fund shares is due and shares of the Funds are issued generally on the third business day following the day the public offering price is next determined after a purchase order is received (the "Settlement Date"). When payment is made by the investor prior to a Settlement Date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and the Distributor or a Participating Dealer may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the Settlement Date. If the investor instructs the

Distributor or a Participating Dealer to invest the funds in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant Fund and the money market fund, and in the event the Distributor or its affiliates serve both funds in an investment advisory capacity, the Distributor will benefit from the fact that it (or its affiliates) is receiving fees from both such funds for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to the Distributor and Participating Dealers resulting from delayed settlement procedures and will take such benefits into consideration when reviewing the advisory and distribution and service agreements for continuance. For the fiscal years ended December 31, 1997 and December 31, 1996, the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund incurred brokerage commissions of $0, $25,838 and $370,449, respectively, and $0, $163,654 (April 1, 1996 through December 31, 1996) and $26,389, respectively.


CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank (the "Custodian") is located at 270 Park Avenue, New York, NY 10017, and serves as the Company's custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

     Chase Global Funds Services Company serves as the Company's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company and produces statements with respect to account activity for the Company and its shareholders. For these services, the Transfer Agent receives a monthly fee computed separately for each class of each Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of the Company's trustees and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Each Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares. In addition, the Retail Shares of each Fund bear a distribution fee in accordance with the Retail Servicing Plan, and the Group Retirement Plan Shares of each Fund may bear a service fee in accordance with the Group Retirement Servicing Plan. See "Distribution and Service Plans."

                         PRINCIPAL HOLDERS OF SECURITIES


     The following lists shareholders of record who hold 5% or more of the outstanding securities of the Funds as of February 28, 1998. Shareholders who own greater than 25% of the shares of a class are deemed to be controlling persons of such class.

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------
      (1)    HIGH INCOME BOND FUND

                 PREMIER SHARES

                      First Trust National Association                    14.76%
                      Agent Frey Group
                      Tax Escrow
                      Mutual Funds A/C 33317961
                      c/o Jerry Trenda Wabash Management Inc.
                      4005 IDS Center 80 South 8th St.
                      St. Paul, MN  55402

                      Claremont University Center                         12.57%
                      Pooled Endowment Funds
                      c/o Michael Groener
                      Harper Hall 160/150 East 10th St.
                      Claremont, CA  91711

                      Bank Leumi New Corp.                                 5.97%
                      Attn. John J. Derpich
                      SVP & Controller
                      139 Centre Street
                      New York, NY  10013

                      Henry J. Leir                                        8.29%
                      Charitable Remainder Trust
                      U/A DTD 11/9/81
                      c/o Steven Rosenthal
                      641 Lexington
                      Avenue New York, NY 10022

                      Hadassah Medical Relief Association Inc.             7.84%
                      c/o Jodi Wechter
                      50 West 58th Street
                      New York, NY  10019

                 RETAIL SHARES

                      Edgewise Entertainment                              13.99%
                      Profit Sharing Plan
                      760 N. La Cienega Bay
                      Los Angeles, CA  90069

                      Sean Daniel                                          8.16%
                      760 N. La Cienega Bay
                      Los Angeles, CA  90069

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------
      (1)    HIGH INCOME BOND FUND

                 RETAIL SHARES

                      Donald Petrie                                        6.38%
                      FBO Quartus Prod Inc. MP PL
                      DTD 2/1/94
                      760 N. La Cienega Bay
                      Los Angeles, CA  90069

                      James R. Jacks                                       5.93%
                      760 N. La Cienega
                      Los Angeles, CA  90069

                 GROUP RETIREMENT PLAN SHARES

                      Jacques C. Nordeman                                 41.49%
                      and Peter Grimm Trustee
                      FBO Nordeman Grimm Inc. 401(k)
                      Profit Sharing Trust
                      DTD 1/1/76
                      717 Fifth Avenue
                      New York, NY  10022

                      Lipper & Company Salary Savings Plan                21.16%
                      101 Park Avenue, 6th Floor
                      New York, NY  10178-0694

                      HEP & Co.                                           20.95%
                      c/o Wells Fargo Bank
                      Attn. Mutual Fun 9139-027
                      P.O. Box 9800
                      Calabasas, CA  91372

                      Lipper & Company                                     9.99%
                      Deferred Benefit Plan
                      101 Park Avenue, 6th Floor
                      New York, NY  10178

      (2)      U.S. EQUITY FUND

                 PREMIER SHARES

                      Kenneth and Evelyn Lipper Foundation                34.55%
                      Lipper & Company
                      101 Park Avenue, 6th Floor
                      New York, NY  10178

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------


      (2)      U.S. EQUITY FUND

                   PREMIER SHARES

                        Kenneth Lipper, Trustee                           12.68%
                        FBO Joseph Gruss Settlor Trust
                        U/A DTD 07/22/92
                        101 Park Avenue, 6th Floor
                        New York, NY 10178

                        Joseph Gruss Charitable Lead Trust                 6.00%
                        U/A dtd. 12/6/91
                        c/o Lipper & Co.
                        101 Park Avenue, 6th Floor
                        New York, NY  10178

                        Kenneth Lipper, Trustee                            5.95%
                        UWIL Joseph Gruss Trust
                        FBO Evelyn G. Lipper Descendants
                        101 Park Avenue, 6th Floor
                        New York, NY  10178

                   RETAIL SHARES

                        Michael Black, Trustee                            20.77%
                        FBO The Black 1989 Trust
                        U/A DTD 9/25/89
                        760 N. La Cienega Boulevard
                        Los Angeles,  CA 90069

                        Lauren Anderson                                   14.15%
                        Apt. 8A
                        420 E. 79th Street
                        New York, NY  10021

                        Michael D. Loprete                                 9.16%
                        9 Cindy Lane
                        Holmdel, NJ  07733

                        J. Paul Amaden                                     6.31%
                        and Christine B. Amaden
                        JT Ten
                        P.O. Box 407
                        East Hampton, NY  11937

                        Gemini Investment Company                          6.24%
                        9 Cindy Lane
                        Holmdel, NJ  07733

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------


      (2)      U.S. EQUITY FUND

                   GROUP RETIREMENT PLAN SHARES

                        HEP & Co.                                         53.16%
                        c/o Wells Fargo Bank
                        Attn. Mutual Fund 9139-027
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Lipper & Company Salary Savings Plan              31.84%
                        101 Park Avenue, 6th Floor
                        New York, NY  10178-0694

                        Lipper & Company                                   8.39%
                        Deferred Benefit Plan
                        101 Park Avenue, 6th Floor
                        New York, NY  10178-0694

      (3)      EUROPE EQUITY FUND

                   PREMIER SHARES

                        Evelyn and Kenneth Lipper Foundation              12.92%
                        Lipper & Company
                        101 Park Avenue, 6th Floor
                        New York, NY  10178

                        Evelyn Gruss Lipper                                8.09%
                        Grantor Trust
                        U/A DTD 12/23/88
                        c/o Kenneth Lipper
                        Lipper & Company
                        101 Park Avenue, 6th Floor
                        New York, NY 10178

                   RETAIL SHARES

                        Trust                                              6.75%
                        FBO Evelyn Lipper
                        U/A DTD 12/10/48
                        c/o Kenneth Lipper
                        Lipper & Company
                        101 Park Avenue, 6th Floor
                        New York, NY 10178

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------


      (3)      EUROPE EQUITY FUND

                   RETAIL SHARES

                        Lipper & Company, L.P.                             6.23%
                        c/o Steven Finkel
                        101 Park Avenue, 6th Floor
                        New York, NY  10178

                        Michael D. Eisner                                  5.20%
                        283 Bel Air Road
                        Los Angeles, CA  90077

                        Lee Caldecot Chubb, Trustee                       25.81%
                        FBO Chubb Family Trust
                        U/A DTD 8/15/90
                        410 23rd Street
                        Santa Monica, CA  90402-3281

                        Suzanne E. Russell                                13.69%
                        10590 Wilshire Blvd., 1402
                        Los Angeles, CA  90024

                        Lauren Anderson                                   11.30%
                        Apt. 8A
                        420 E. 79th Street
                        New York, NY  10021

                        Michael Black, Trustee                            10.80%
                        FBO The Black 1989 Trust
                        DTD 9/25/89
                        760 N. La Cienega Blvd.
                        Los Angeles, CA  90069

                        Irwin E. Russell                                   6.09%
                        10590 Wilshire Blvd., 1402
                        Los Angeles, CA  90024

                        Alvin L. Begleiter                                 5.75%
                        22 Cobblefield Lane
                        White Plains, NY  10605

                        Scott Kroopf Trustee                               5.18%
                        FBO Kroopf/Johnson Family Trust
                        760 N. La Cienega Blvd.
                        Los Angeles, CA  90069-5231

             FUND                                                PERCENTAGE HELD
             ----                                                ---------------


      (3)      EUROPE EQUITY FUND

                   GROUP RETIREMENT PLAN SHARES

                        HEP & Co.                                         53.33%
                        c/o Wells Fargo Bank
                        Attn. Mutual Fund 9139-027
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Lipper & Company Salary Savings Plan              32.33%
                        101 Park Avenue, 6th Floor
                        New York, NY  10178-0694

                        Lipper & Company                                  11.96%
                        Deferred Benefit Plan
                        101 Park Avenue, 6th Floor
                        New York, NY  10178

     As of February 28, 1998, all directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 395,650.93 shares, or 4.84 % of the Premier Shares of the High Income Bond Fund; less than 1% of the Retail Shares and the Group Retirement Plan Shares of the High Income Bond Fund; 905,366.37 shares, or 64.6% of the Premier Shares of the U.S. Equity Fund; less than 1% of the Retail Shares and the Group Retirement Plan Shares of the U.S. Equity Fund; 1,150,894.66 shares, or 16.72% of the Premier Shares of the Europe Equity Fund; 8,058.75 shares, or 7.10% of the Retail Shares of the Europe Equity Fund; and 1,812.36 shares, or 1.79% of the Group Retirement Plan Shares of the Europe Equity Fund outstanding on such date.


                         DISTRIBUTION AND SERVICE PLANS

Retail Distribution Plan

     Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid by the Retail Shares of each Fund to the Distributor and to certain Participating Dealers could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Retail Shares of each Fund (the Retail Distribution
Plan). The Company's Board of Directors believes that there is a reasonable likelihood that the Retail Distribution Plan will benefit each Fund and the holders of its Retail Shares. In some states, banks or other financial services firms effecting transactions in Retail Shares may be required to register as dealers pursuant to state law. The Funds' Premier Shares and Group Retirement Plan Shares do not bear distribution fees.

     Quarterly reports of the amounts expended under the Retail Distribution Plan with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Directors of the Company for its review. In addition, the Retail Distribution Plan provides that it may not be amended to increase materially the costs which the Retail Shares of any Fund may bear pursuant to such plan without shareholder approval of the holders of such Fund's Retail Shares, and that other material amendments of the Retail Distribution Plan must be approved by the Board of Directors of the Company, and by the directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Retail Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to each Fund by such vote of the Board of Directors of the Company cast in person at a meeting called for the purpose of voting on the Retail Distribution Plan. The Retail Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the directors who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the Retail Shares of a Fund. Any agreement entered into in connection with the Retail Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     In accordance with the Retail Distribution Plan, the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund paid fees of $6,323, $2,180 and $2,356, respectively, to the Distributor as compensation for the distribution of the Funds' Retail Shares during the fiscal year ended December 31, 1997.


Group Retirement Servicing Plan

     As stated in the Prospectuses, in accordance with the Group Retirement Servicing Plan, the Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will, as agent for their customers, render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's Administrator and Transfer Agent, and are described in the Prospectuses. Servicing agreements between the Company and Participating Dealers and/or the Distributor with respect to a Fund's Group Retirement Plan Shares will be terminable by either party at any time without penalty.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.


     In connection with the shareholder servicing fees of their Group Retirement Plan Shares, the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund paid fees of $7,156, $2,379 and $1,158, respectively, during the fiscal year ended December 31, 1997.


                     ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is only a brief summary of certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

In General


     Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that a Fund: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.


     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Gain or loss, if any, on the sale or other disposition of shares of a Fund will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to net capital gain is limited to 28% with respect to capital assets held more than one year but less than 18 months, and 20% with respect to capital assets held for more than 18 months. The maximum federal income tax rate imposed on individuals with respect to short-term capital gain (which is taxed at the same rates as ordinary income) is 39.6%.

     A portion of the dividends of net investment income received by corporate shareholders from a Fund may qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock)) or
(3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.


     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.


     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (1) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or
(2) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.


     A 4% non-deductible excise tax is imposed on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in obligations that have original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if such Fund elects to accrue market discount on a current basis. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

     If a Fund purchases shares in certain foreign investments, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distribution or gains. If a Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund. Alternatively, under recently-enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements to avoid corporate level taxes and the 4% excise tax.

     If for any taxable year a Fund does not qualify for tax treatment as a RIC, all of such Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to such Fund's shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of such Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to its shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to such Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     Each Fund's net capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions, whether paid in cash or reinvested in additional shares, will be taxable to each Fund's shareholders as long-term capital gains, regardless of how long a shareholder has held such Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of such Fund's taxable year.

     Net investment income earned by a Fund will be distributed to its shareholders. In general, a Fund's net investment income will be its investment company taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on any undistributed net investment income of such Fund. To the extent such income is distributed by a Fund, it will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

                                PERFORMANCE DATA

     From time to time, each Fund may quote total return information, and the High Income Bond Fund may quote yield information, for one or more classes of its shares in advertisements or in reports and other communications to shareholders and compare total return and yield on one or more classes of its shares to that of other funds or accounts with a similar objective and to relevant indices. Total return for the High Income Bond Fund and the Europe Equity Fund will include the performance of a corresponding limited partnership which was the predecessor entity to each Fund.

Average Annual Total Return

     Under the rules of the SEC, funds advertising performance must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1 + T)^n = ERV

where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Return

     "Aggregate total return" figures represent the cumulative change in the value of an investment in a class of a Fund's shares for the specified period and are computed by the following formula:

AGGREGATE TOTAL RETURN =   ERV - P
                           -------
                               P

Where:

         P = a hypothetical initial payment of $10,000.

         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


Thirty Day Yield

     The High Income Bond Fund may advertise the yield on one or more classes of its shares based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                            YIELD 2[(a-b)/CD+1)^6-1]

Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the High Income Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the High Income Bond Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The thirty-day yield of the High Income Bond Fund as of December 31, 1997 was 7.97% for the Premier Shares, 7.70% for the Retail Shares and 7.70% for the Group Retirement Plan Shares.

     Each Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the High Income Bond Fund's performance stated in terms of yield (whether or not based on a 30-day period), will be given no greater prominence than the information prescribed under SEC rules.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of any class of a Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

     As used in this Statement of Additional Information and the Prospectuses, a "majority of the outstanding shares," when referring to the 1940 Act approvals to be obtained from shareholders in connection with matters affecting any particular portfolio of the Company (such as each Fund) (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of the plan of distribution with respect to the Retail Shares of each Fund) means the lesser of (1) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

     The By-Laws of the Company provide that the Company shall not be required to hold an annual meeting of shareholders in any year in which the election of directors to the Company's Board of Directors is not required to be acted upon under the 1940 Act. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

     Shares of each class of a particular portfolio of the Company (such as each Fund) are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Company's Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular class are credited with a proportionate share of any general assets of the Company not belonging to a particular class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of the respective classes of the portfolios of the Company at the time of allocation.

     In the event of the liquidation or dissolution of the Company, shares of each class of a portfolio are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the Company with respect to a particular portfolio or class are conclusive.

                                     COUNSEL


     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954, serves as counsel to the Company. The validity of the shares under Maryland law has been passed upon for the Company by Piper & Marbury LLP, 36 South Charles Street Baltimore, Maryland 21201-3018.

                             INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP acts as the Company's independent accountants and has offices at 1177 Avenue of the Americas, New York, New York 10036. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated in reliance on the report of the Company's independent accountant, given on the authority of that firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

     The financial statements and financial highlights for each of the Funds for the year ended December 31, 1997, which appear in each Fund's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Securities and Exchange Commission, are incorporated herein by reference.

                             THE LIPPER FUNDS, INC.

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a)     Financial Statements:

        Included in Part A of the Registration Statement:


        (i) Financial Highlights for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the periods ended December 31, 1997 and December 31, 1996.

        Included in Part B of the Registration Statement*:

        (i)     Statement of Assets and Liabilities dated December 31, 1997.

        (ii)    Independent Accountants' Reports dated February 13, 1998.

        (iii) Portfolio of Investments for the High Income Bond Fund dated December 31, 1997.*

        (iv) Portfolio of Investments for the U.S. Equity Fund dated December 31, 1997.*

        (v) Portfolio of Investments for the Europe Equity Fund dated December 31, 1997.*

        (vi) Statement of Assets and Liabilities for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund dated December 31, 1997.*

        (vii) Statement of Operations for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the period ended December 31, 1997.*

        (viii) Statement of Changes in Net Assets for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the periods ended December 31, 1997 and December 31, 1996.*

               * Incorporated by reference to the Annual Reports of the High Income Bond Fund, U.S. Equity Fund and Europe Equity
                    Fund filed on March 4, 1998. [Accession Number 0000950110-98-000024]


        (b) Exhibits:


Exhibits
Number                       Description

1          - -    Registrant's Amended and Restated Articles of Incorporation.**

2          - -    Registrant's Amended and Restated By-Laws.*

3          - -    None.

4(a)       - -    Form of Stock Certificate for Premier Shares of common stock.*

4(b)       - -    Form of Stock Certificate for Retail Shares of common stock.*

4(c)       - -    Form of Stock Certificate for Group Retirement Plan Shares of
                  common stock.*

5(a)       - -    Form of Investment Advisory Agreement between Registrant and
                  Lipper & Company, L.L.C. relating to the High Income Bond
                  Fund.***

5(b)       - -    Form of Investment Advisory Agreement between Registrant and
                  Lipper & Company, L.L.C. relating to the U.S. Equity Fund.***


5(c)       - -    Investment Advisory Agreement between Registrant and Prime
                  Lipper Asset Management relating to the Europe Equity Fund.
                  (filed herewith)



6          - -    Form of Distribution Agreement between Registrant and Lipper &
                  Company, L.P.***

7          - -    None.

8          - -    Form of Custody Agreement between Registrant and The Chase
                  Manhattan Bank**

9          - -    Form of Administration Agreement between Registrant and Chase
                  Global Funds Services Company.**

10         - -    Opinion and Consent of Piper & Marbury.*


11         - -    Consent of Independent Accountants. (filed herewith)


12         - -    None.

13         - -    Form of Purchase Agreement among Registrant, Lipper & Company,
                  L.L.C. and Prime Lipper Asset Management.*

14         - -    None.

15(a)      - -    Form of Retail Distribution Plan.**

15(b)      - -    Form of Group Retirement Servicing Plan.**

16         - -    Total Return.*

17         - -    Financial Data Schedules. (filed herewith)

18         - -    Form of Multiclass Plan.**

19(a)      - -    Powers of Attorney for Kenneth Lipper, Abraham Biderman and
                  Stanley Brezenoff.**

19(b)      - -    Power of Attorney for Irwin Russell.*

           * Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement filed on December 29, 1995.
           ** Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement filed on December 20, 1995.
           *** Incorporated by reference to Registration Statement filed on October 10, 1995.

Item 25.       Persons Controlled by or under Common Control with Registrant

               None.

Item 26.       Number of Holders of Securities


                                                          Number of Record
                                                             Holders at
Title of Class                                           February 28, 1998

Premier Shares of the Lipper High
Income Bond Fund, par value $.001 per share...................... 72

Retail Shares of the Lipper High Income Bond Fund,
par value $.001 per share........................................ 66

Group Retirement Plan Shares of the Lipper High Income
Bond Fund, par value $.001 per share............................. 10

Premier Shares of the Lipper U.S. Equity Fund,
par value $.001 per share........................................ 35

Retail Shares of the Lipper U.S. Equity Fund,
par value $.001 per share........................................ 32

Group Retirement Plan Shares of the Lipper U.S. Equity Fund,
par value $.001 per share........................................  6

Premier Shares of the Prime Lipper Europe Equity Fund,
par value $.001 per share........................................ 78

Retail Shares of the Prime Lipper Europe Equity Fund,
par value $.001 per share........................................ 30

Group Retirement Plan Shares of the Prime Lipper Europe
Equity Fund, par value $.001 per share...........................  5


Item 27.       Indemnification

               Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-laws, and subsections 4.1 and 4.2 of the Distribution Agreement between the Registrant and Lipper & Company, L.P.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Advisers


               Reference is made to the Sections entitled "Management of the Company" in the Prospectuses and the Statement of Additional Information.

               The list required by this Item 28 of officers and directors of Lipper & Company, L.L.C., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules C and D to Form ADV filed by Lipper & Company, L.L.C. pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-50666).

               The list required by this Item 28 of officers, directors and partners of Prime Lipper Asset Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules B and D to Form ADV filed by Prime Lipper Asset Management pursuant to the Advisers Act (SEC File No. 801-41430).


Item 29.       Principal Underwriters

        (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor: None.


        (b) The information required by this Item 29(b) with respect to each director, officer and partner of Lipper & Company, L.P. is incorporated by reference to the Form BD filed by Lipper & Company, L.P. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-030161).


        (c)    Not applicable.

Item 30.       Location of Accounts and Records

               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:


               Lipper & Company, L.L.C., 101 Park Avenue, New York, New York 10178;

               Prime Lipper Asset Management, 101 Park Avenue, New York, New York 10178 and Via Turati 9, Milan, Italy 20124;

               The Chase Manhattan Bank,270 Park Avenue, New York, New York
               10017;

               Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108


Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

        (a)    Not applicable.


        (b) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 25th day of March, 1998.


                                                   THE LIPPER FUNDS, INC.


                                                   By  /s/ Steven Finkel
                                                       -----------------
                                                       Steven Finkel
                                                       Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                  Date


/s/ Kenneth Lipper         Chairman of the Board               March 25, 1998
---------------------      (principal executive officer),
Kenneth Lipper             President and Director


/s/ Abraham Biderman       Executive Vice President,           March 25, 1998
---------------------      Treasurer (principal financial
Abraham Biderman           and accounting officer) and
                           Secretary


      *                    Director                            March 25, 1998
---------------------
Stanley Brezenoff


                           Director
---------------------
Martin Maltz


      *                    Director                            March 25, 1998
---------------------
Irwin E. Russell

*By:  /s/ Steven Finkel                                        March 25, 1998
    -------------------------
      Steven Finkel as
      Attorney-in-Fact